UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6485

     Seligman Global Fund Series, Inc.
(Exact name of Registrant as specified in charter)

     100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:      (212) 850-1864

Date of fiscal year end:   10/31

Date of reporting period:   10/31/07

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman Global Fund Series, Inc.

Emerging Markets Fund Global Growth Fund Global Smaller Companies Fund Global Technology Fund International Growth Fund

Annual Report October 31, 2007 Investing Around the World for Capital Appreciation J. & W. SELIGMAN & CO. INCORPORATED ESTABLISHED 1864 100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1

Benchmarks	2

Investment Reports	3

Performance and
Portfolio Overview	9

Understanding and Comparing
Your Fund’s Expenses	21

Portfolios of Investments	23

Statements of Assets
and Liabilities	34

Statements of Operations	35

Statements of Changes
in Net Assets	36

Notes to Financial
Statements	38

Financial Highlights	51

Report of Independent Registered
Public Accounting Firm	66

Directors and Officers	67

Additional Fund Information	69

To The Shareholders

W	e are pleased to present the annual shareholder report for Seligman Global Fund Series, Inc. The report contains a discussion with the Funds’ Portfolio Managers, as well as each Fund’s investment results, portfolio of investments, and audited financial statements.

For the fiscal year ended October 31, 2007, based on the net asset value of Class A shares, Seligman Emerging Markets Fund delivered a total return of 68.6%, Seligman Global Growth Fund delivered a total return of 35.2%, Seligman Global Smaller Companies Fund delivered a total return of 18.6%, Seligman Global Technology Fund delivered a total return of 28.5%, and Seligman International Growth Fund delivered a total return of 40.1%.

On November 16, 2007, capital gain distributions were paid to shareholders of record November 12, 2007 of Seligman Emerging Markets Fund, Seligman Global Smaller Companies Fund, and Seligman International Growth Fund, as follows: a capital gain distribution of $2.581 per share, consisting of $1.492 from net long-term gain and $1.089 from net short-term gain, realized on investment transactions, was paid to all Seligman Emerging Markets Fund shareholders; a capital gain distribution of $1.948 per share, consisting of $1.377 from net long-term gain and $0.571 from net short-term gain, realized on investment transactions, to all Seligman Global Smaller Companies Fund shareholders; and a capital gain distribution of $3.058 per share, consisting of $1.776 from net long-term gain and $1.282 from net short-term gain, realized on investment transactions, to all Seligman International Growth Fund shareholders. We would like to point out that net gain realized by a Fund in any particular year is not a measure of its investment results. The amount is a result of decisions made by a Fund to sell securities owned, not by changes in the market value of security holdings.

Thank you for your continued support of Seligman Global Fund Series. We look forward to providing you with the investment experience, insight, and solutions you need to seek your financial goals for many years to come.

By order of the Board of Directors,

William C. Morris Chairman December 26, 2007	Brian T. Zino President

Manager	General Distributor	General Counsel
J. & W. Seligman & Co.	Seligman Advisors, Inc.	Sullivan & Cromwell LLP
Incorporated	100 Park Avenue
100 Park Avenue	New York, NY 10017	Independent Registered
New York, NY 10017		Public Accounting Firm
	Subadviser	Deloitte & Touche LLP
Shareholder Service Agent	Subadviser to Seligman Emerging
Seligman Data Corp.	Markets Fund, Seligman Global	Important Telephone Numbers
100 Park Avenue	Growth Fund, Seligman Global	(800) 221-2450	Shareholder Services
New York, NY 10017	Smaller Companies Fund, and	(800) 445-1777	Retirement Plan Services
	Seligman International Growth Fund:	(212) 682-7600	Outside the United States
Mail Inquiries to:		(800) 622-4597	24-Hour Automated
P.O. Box 9759	Wellington Management Company, LLP		Telephone Access Service
Providence, RI 02940-9759	75 State Street
Boston, MA 02109

Benchmarks

Averages

Lipper Emerging Markets Funds Average — This average comprises mutual funds which seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.

Lipper Global Funds Average — This average comprises mutual funds which invest at least 25% of their portfolios in equity securities traded outside the US, and may own US securities as well.

Lipper Global Large-Cap Growth Funds Average — This average comprises mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the US with market capitalizations (on a three-year weighted basis) greater than the 500th-largest company in the S&P/Citigroup World Broad Market Index (BMI). Large-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P/Citigroup World BMI.

Lipper Global Small/Mid-Cap Core Funds Average — This average comprises mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the US with market capitalizations (on a three-year weighted basis) less than the 500th-largest company in the S&P/Citigroup World BMI. Small/mid-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P/Citigroup World BMI.

Lipper International Funds Average — This average comprises mutual funds which invest their assets in equity securities whose primary trading markets are outside the US.

Lipper International Multi-Cap Growth Funds Average — This average comprises mutual funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. BMI. Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

Lipper Science & Technology Funds Average — This average comprises mutual funds which invest primarily in the equity securities of domestic and foreign companies engaged in science and technology.

Indices

Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index (“MSCI EAFE Index”) — This is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Growth Index (“MSCI EAFE Growth Index”) — This is a free float-adjusted market capitalization-weighted index that measures stock market performance of the developed markets in Europe, Australasia, and the Far East with a greater-than-average growth orientation.

Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”) — This is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Morgan Stanley Capital International World Growth Index (“MSCI World Growth Index”) — This is a free float-adjusted market capitalization-weighted equity index representing “growth” (high price to book value) securities in the world’s developed stock markets.

Morgan Stanley Capital International World Index (“MSCI World Index”) — This is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

Morgan Stanley Capital International World IT Index (“MSCI World IT Index”) — This is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity markets.

S&P/Citigroup BMI Less Than US $2 Billion Index — This index represents the entire universe of institutionally investable securities with a total available market capitalization of at least the local equivalent of US $100 million and not more than US $2 billion.

Adapted from materials from Lipper Analytical Services Inc., Morgan Stanley Capital International, and Standard & Poor’s.

The averages and indices are unmanaged benchmarks that assume reinvestment of distributions. The performance of the averages excludes the effect of sales charges and taxes, and the performance of the indices excludes the effect of taxes, fees, and sales charges. Investors cannot invest directly in an unmanaged average or index.

Investment Report
Seligman Emerging Markets Fund

How did Seligman Emerging Markets Fund perform during the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, Seligman Emerging Markets Fund delivered a total return of 68.6%, based on the net asset value of Class A shares. The Fund’s benchmark, the MSCI EM Index returned 68.3%, and the Fund’s peer group, as measured by the Lipper Emerging Markets Funds Average, returned 63.2% for the same period.

What market conditions and events materially affect the Fund’s performance during the period?

For the year ended October 31, 2007, as measured by the MSCI EM Index, Latin America outperformed with a 78.5% return, followed by Asia at 76.1%, driven by robust returns in Brazil, Peru, India, and China. Sectors that outperformed as measured by the Index included Industrials, Materials, and Telecommunication Services, whereas Information Technology, Health Care, Consumer Discretionary, and Consumer Staples returns lagged.

What investment strategies or techniques materially affected the Fund’s performance during the period?

The Fund outperformed during the year as it maintained a focus on Latin America and continued to look for sectors and companies less dependent on exports to the United States and other developed countries. The Fund also maintained an overall underweight to Asia, while it focused specifically on China and India. In China, we anticipated high profit growth and strong demand for natural resource imports; both factors helped to drive the Fund’s overall strong returns.

The Fund’s relative performance benefited from an underweight in the Information Technology sector and an overweight in Industrials. Strong security selection relative to the benchmark in the Consumer Discretionary, Energy, Materials, Financials and Information Technology sectors also contributed

Fund Objective Seligman Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of emerging markets around the world.

Seligman Emerging Markets Fund is managed by Vera M. Trojan of Wellington Management Company, LLP. She is supported by a team of investment professionals responsible for research and trading consistent with the Fund’s investment objectives.

to relative performance. Also helping relative performance were overweight positions in strong performing countries such as Brazil, India, Turkey and China.

Top contributors to relative performance included steel manufacturer Evraz Group (Russia) and mobile phone service provider Bharti Airtel (India). Evraz Group, one of Russia’s largest steel manufacturers, is an integrated, low cost producer due to its ownership of iron ore and coal mines, which provide key raw materials for the production of steel. The company continues to benefit as the Russian steel market is concentrated and protected from imports. India’s leading mobile phone service provider, Bharti Airtel, rallied as strong subscriber growth in the country continued due to low levels of telecom service penetration and competitive rates.

Detractors from relative performance during the period included an overweight in Health Care as well as an underweight position in the strong-performing Materials sector. On a security level, the Fund’s investment in mobile phone service provider Orascom Telecom (Egypt) detracted from relative performance, as did an underweight position in steel producer POSCO (South Korea). Orascom Telecom, a leading mobile telecommunications service provider in Egypt, Algeria, Pakistan, Tunisia, and Iraq, reported weak results earlier this year due to competition and regulatory pressure in Pakistan and Algeria. Results in the second quarter were stronger, but the stock has continued to underperform. POSCO is South Korea’s largest steel company. The Fund established the position in the second quarter of 2007, after a strong rally in the shares, to complement its existing investment in Evraz Group.

In terms of portfolio positioning, one of largest sector overweights is in Industrials, reflecting the boom in capital spending throughout the emerging world. Other domestically oriented sectors, including Telecommunication Services, Health Care, and Consumer Discretionary are also favored, while Information Technology, Materials, and Financials are underweight. The Fund’s largest country overweights are India and Brazil — two countries undergoing powerful industrial reforms. We remain cautious on export-oriented markets, including Taiwan and South Korea, as well as Mexico due to its close ties to the US economy.

Overall, the outlook for emerging markets remains solid and compares favorably with the slowdown and credit problems in the United States and Europe. The solid financial position of most emerging countries, the increased importance of domestic growth drivers, and the emergence of new industries support the investment case for the asset class. Many emerging market companies in a range of industries are also well positioned to expand their businesses to meet demand in other emerging nations.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Investment Report
Seligman Global Growth Fund

How did Seligman Global Growth Fund perform during the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, Seligman Global Growth Fund delivered a total return of 35.2%, based on the net asset value of Class A shares. The Fund’s benchmarks, the MSCI World Growth Index and the MSCI World Index, returned 24.4% and 21.0%, respectively. The Fund’s peer groups, as measured by the Lipper Global Funds Average and the Lipper Global Large-Cap Growth Funds Average, returned 23.2% and 25.4%, respectively, for the same period.

What market conditions and events materially affect the Fund’s performance during the period?

Global equity markets posted strong returns during the year despite the volatility that emerged in the latter part of the period due to concerns associated with the US subprime mortgage market. Within the benchmark MSCI World Growth Index, Materials, Energy, and Utilities led all sectors, while Health Care and Consumer Discretionary performed positively but lagged the Index returns for the twelve-month period ended October 31, 2007.

What investment strategies or techniques materially affected the Fund’s performance during the period?

The Fund’s relative performance was driven primarily by stock selection. The leading contributors to relative performance during the year were Nintendo (Information Technology), Research in Motion (Information Technology), and Cia Vale do Rio Doce (“CVRD”) (Materials). Japanese video game developer Nintendo continues to experience positive sales trends for its gaming console the Wii. The potential market is larger than expected due to product’s ease of use. Consumer electronic

Fund Objective

Seligman Global Growth Fund seeks long-term capital appreciation by investing primarily in the stocks of companies that have the potential to benefit from global economic or social trends.

Seligman Global Growth Fund is managed by Matthew Hudson of Wellington Management Company, LLP. He is supported by a team of investment professionals responsible for research and trading consistent with the Fund’s investment objectives.

device company Research in Motion moved higher with expectations of market share gains. Diversified Brazilian metals and mining company CVRD shares moved sharply higher as the spot price of iron ore continued to soar due to strong demand from China. The Fund continued to hold all of these names as of the end of the period.

Performance was hurt by our holdings in Comcast (Consumer Discretionary), Rakuten (Consumer Discretionary), and Orix (Financials) in both relative and absolute terms. Shares in Comcast, an operator of cable, internet, and phone services fell as the company reported that it lost more subscribers than expected. Japanese online retailer and brokerage firm Rakuten reported first quarter results that were below expectations, due to margin pressure resulting from higher overhead costs. The brokerage and credit business segments also performed below expectations. We eliminated our position in the company by the close of the fiscal year. Shares of the Japanese financial services company Orix fell due to disappointing earnings and its modest exposure to the US subprime mortgage market. We eliminated our holding in the security before the close of the reporting period.

As usual, the Fund is positioned for growth. As a result of bottom-up fundamental research, the Fund’s largest overweight positions at the end of the period were Information Technology, Financials, and Energy. Within Information Technology, we favor software and services companies. Consumer Staples, Health Care, and Consumer Discretionary were the Fund’s largest underweight positions. Within Consumer Discretionary, we continue to underweight companies with large exposure to US consumers, as we believe that discretionary consumer spending may slow further in the US. Our focus remains on stock selections that result from intense bottom-up research, diligently meeting with the management of leading global companies, and leveraging the strong research capabilities of our firm. We have strong conviction in our holdings and process and are optimistic about the Fund’s positioning.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Investment Report
Seligman Global Smaller Companies Fund

How did Seligman Global Smaller Companies Fund perform during the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, Seligman Global Smaller Companies Fund delivered a total return of 18.6%, based on the net asset value of Class A shares. The Fund’s benchmark, the S&P/Citigroup Broad Market Less Than US$2 Billion Index returned 21.2%, and the Fund’s peer group, as measured by the Lipper Global Small/Mid-Cap Core Funds Average returned 19.3% for the same period.

What market conditions and events materially affect the Fund’s performance during the period?

For the year, US large-cap equities performed well and solidly outpaced small-cap shares. From a style perspective, reversing recent trends, returns of growth stocks outperformed value stocks. Non-US markets were strong, with particular strength in Latin America and Asia. All ten sectors within the benchmark advanced during the period, led by Materials, Industrials, and Energy. Financials posted a more modest return relative to the other sectors.

What investment strategies or techniques materially affected the Fund’s performance during the period?

The Fund’s investment approach is bottom-up focused, looking for growth and special situations, and utilizes intensive fundamental research with a global perspective. Typically, the greatest value added comes at the stock and industry level.

The Fund benefited from strong stock selection during the annual period, particularly within the Health Care and Utilities sectors. Strong relative performers included Dufry South America (Brazil), STX Shipbuilding (South Korea), and Biosite

Fund Objective Seligman Global Smaller Companies Fund seeks long-term capital appreciation by investing in smaller-company stocks in the US and around the world.

Seligman Global Smaller Companies Fund is co-managed by Jamie A. Rome and Simon H. Thomas, of Wellington Management Company, LLP. They are supported by a team of investment professionals responsible for research and trading consistent with the Fund’s investment objectives.

(United States). Shares of Dufry South America, a duty-free retailer in the fast-growing South American market, climbed following a spin-off from parent company Dufry Group. Shares of South Korean-based shipbuilder STX Shipbuilding rose as the company received a significant customer order and signed an agreement to open a new shipyard in Azerbaijan in an effort to lower labor costs. We eliminated our position, taking profits during an environment of record freight rates. Shares of Biosite, a biotechnology company that makes medical devices used in the diagnosis of cardiovascular diseases, drug overdose, and infectious diseases, rose after the company agreed to be acquired by Beckman Coulter for a premium. An overweight to the outperforming Energy sector contributed positively to the Fund’s relative performance but was counterbalanced by underweights to the outperforming Materials and Industrials sectors.

Stock selection within the Financials, Industrials, and Energy sectors detracted the most from relative performance. American Home Mortgage (United States), Imation (United States), and Charming Shoppes (United States) were among the largest detractors from relative performance. American Home Mortgage, a US mortgage real estate investment trust focused on mortgage originations, filed for bankruptcy during the recent credit crunch. We eliminated our position in advance of the company’s bankruptcy but had exposure to much of the price drop. Shares of Imation, a US maker of data storage products, declined amid slowing demand and pricing pressure. Shares of Charming Shoppes, a plus-size women’s apparel retailer, fell as warmer weather during the fall shopping season created a headwind for same-store sales trends. Economic pressure on the consumer and heavy discounting by competitors also pressured sales and margins.

At the end of the annual period, the Fund was overweight Energy relative to the benchmark, and underweight Consumer Discretionary and Industrials. However, our research across all sectors has produced compelling, individual stock ideas. While we largely maintain our neutral geographic positioning, we are underweight Asia Pacific ex Japan and Europe and overweight Emerging Markets as a result of bottom-up stock selection.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Investment Report
Seligman Global Technology Fund

How did Seligman Global Technology Fund perform for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, Seligman Global Technology Fund delivered a total return, based on the net asset value of Class A shares, of 28.5%. The Fund’s benchmarks, the MSCI World Index and the MSCI World IT Index, delivered 21.0% and 27.1%, respectively. The Fund’s peer groups, measured by the Lipper Global Funds Average and the Lipper Science & Technology Funds Average, returned 23.2% and 28.0%, respectively.

What market conditions and economic events materially affected the Fund’s performance during the period?

While the markets during the period were rattled on a broad scale stemming from the US subprime mortgage crisis, we believe the tech sector continued to offer attractive opportunities. Mergers and acquisition activity continued as private investors and leveraged buyout firms continued to find the more mature and relatively stable tech sector attractive. In addition to strategic acquisitions, we saw many tech companies globalizing in an effort to cut costs and increase margins. Demand for tech has grown worldwide and suppliers are relocating manufacturing and service operations abroad to get closer to their customers. These companies benefit from reduced labor and shipping costs, increased inventory efficiency, and often, advantageous tax and other incentives offered by local governments. The US, however, continues to be the dominant technology market, and as such, accounted for the Fund’s largest geographical allocation. Taiwan and India were the second and third largest country allocations on October 31, 2007.

What investment strategies and techniques materially affected the Fund’s performance during the period?

Strong stock selection led the Fund to outperform its benchmark, the MSCI World IT Index. Among the top contributors to performance were McAfee (Internet software and services), VeriSign (Internet software and services), and Apple (computer hardware). McAfee, a security software company, continued to post solid revenue growth during the period, as did VeriSign, which provides security software services that include securing online financial transactions. Apple delivered

Fund Objective

Seligman Global Technology Fund seeks long-term capital appreciation by investing in securities of companies around the world that operate in the technology and technology-related industries.

Seligman Technology Group (West Coast) Ajay Diwan, Jesse Hsu, Srida Joisa, Christopher Kim, Sangeeth Peruri, Quang Pham, Vishal Saluja, Reema Shah, Paul Wick (Head of Technology Group), Lauren Wu

Seligman Technology Group
(East Coast)

Adrian Bokhari (trader), Melissa Breakstone (research assistant), George Chang (trader), Sean Collins (trader), Mark Filippone (trader), Chris Kagaoan, Benjamin Lu, Richard Parower (Portfolio Manager), Susan Popplewell (trader), Lawrence Rosso (trader), Jonathan Roth (trader), Sushil Wagle strong results during the period on continued growth as a result of its strong product offerings. The Fund’s underweight position in Apple, compared to the benchmark, hurt performance on a relative basis, however.

Detractors from relative performance during the fiscal year included Network Appliance (computer storage and peripherals), Symantec (Internet software and services), and Amdocs (IT consulting and other services). Network Appliance, a network storage and data management company, saw its stock decline on lower-than-expected earnings. Symantec, which provides software and services for information security, availability, compliance, information technology, and systems performance, struggled during the period over concerns of missed earnings, increased competition from rivals, and costly acquisitions. Amdocs, which provides billing software to the communications service industry, lagged during the period, largely as a result of the slower-than-expected adoption of its software across several client platforms amid acquisition activity.

From an allocation standpoint, the Fund’s largest allocation was to the software and services area of the information technology sector, with nearly half of its weighting in the area in the software industry. The Fund was overweight, relative to its benchmark. While the industry delivered positive results for the Fund, relative results amounted to less than that of the benchmark. The Fund’s largest overall contribution to returns came from its holdings within the Internet software and services industry. The Fund’s weighting in this strong performing

Investment Report
Seligman Global Technology Fund (continued)

industry was more than double that of the benchmark, and superior stock selection further added to performance.

Within the technology and hardware equipment area of the information technology sector, the Fund realized significant investment results from its holdings within the communications equipment and computers and peripherals sectors. The Fund was underweight the benchmark in both industries, which detracted from relative performance. Strong stock selection in the communications equipment industry, however, helped offset the shortfall.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Investment Report
Seligman International Growth Fund

How did Seligman International Growth Fund perform during the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, Seligman International Growth Fund delivered a total return of 40.1%, based on the net asset value of Class A shares. The Fund’s benchmarks, the MSCI EAFE Index and the MSCI EAFE Growth Index, returned 25.4% and 29.0%, respectively. The Fund’s peers, as measured by the Lipper International Funds Average and the Lipper International Multi-Cap Growth Funds Average, returned 27.9% and 31.9%, respectively, for the same period.

What market conditions and events materially affect the Fund’s performance during the period?

Global equity markets posted strong returns during the fiscal year despite the volatility that emerged in the latter part of the period due to concerns associated with the US subprime mortgage market. Within the benchmark MSCI EAFE Growth Index, Materials, Telecommunication Services, and Energy led all sectors, while Health Care lagged the Index returns for the twelve-month period ended October 31, 2007.

What investment strategies or techniques materially affected the Fund’s performance during the period?

The Fund outperformed the benchmark MSCI EAFE Growth Index during the period. Security selection was the main driver of relative performance during the period. Stock selection was particularly strong in Information Technology, Financials, and Industrials, but was slightly offset by weaker performance in Consumer stocks. The leading contributors to relative performance during the period were Research In Motion (Information Technology), Cia Vale do Rio Doce (“CVRD”) (Materials), and Nintendo (Information Technology).

Fund Objective Seligman International Growth Fund seeks long-term capital appreciation by investing primarily in the stocks of medium-sized and larger-sized companies outside the US.

Seligman International Growth Fund is managed by Andrew S. Offit of Wellington Management Company, LLP. He is supported by a team of investment professionals responsible for research and trading consistent with the Fund’s investment objectives.

Consumer electronic device company Research in Motion moved higher with expectations of market share gains. Diversified Brazilian metals and mining company CVRD shares moved higher as the spot price of iron ore continued to soar due to strong demand from China. Japanese video game developer Nintendo continues to experience positive sales trends for its gaming console the Wii. The potential market is larger than expected due to the product’s ease of use. As of the end of the period, we maintained our position in all three securities.

Top detractors from the Fund’s relative performance included Rakuten (Consumer Discretionary) and Vallourec (Industrials). Japanese online retailer and brokerage firm Rakuten reported first quarter results that were below expectations due to margin pressure resulting from higher overhead costs. The brokerage and credit business segments also performed below expectations. The Fund’s position was eliminated before the close of the reporting period. Shares of French steel tube manufacturer Vallourec struggled due to decelerating earnings growth and lighter profit margins. The Fund’s benchmark relative performance was also hurt by not holding BHP Billiton, which is included in the benchmark and performed well. Shares of diversified mining company BHP Billiton rose on continued strength in metals demand, especially from China.

As a result of bottom-up fundamental research, the Fund’s largest overweight positions at the end of the period were Telecommunication Services and Information Technology. Materials and Health Care continue to be two of the Fund’s largest underweight positions. Within Health Care, we continue to underweight large pharmaceutical companies as we believe increased generic competition and limited pricing power will reduce potential growth. Our focus remains on stock and sector selections that result from intense bottom-up research, diligently meeting with the management of leading global companies, and leveraging the strong research capabilities of our firm. We have strong conviction in our holdings and process and are optimistic about the Fund’s positioning.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of each Fund of Seligman Global Fund Series and to provide a summary of each Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not indicate or guarantee future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of each of the Funds as of the most recent month-end will be made available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares. J. & W. Seligman & Co. Incorporated (the “Manager”) has contractually undertaken to waive its management fee and/or to reimburse expenses to the extent a Fund’s “other expenses” (other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of average daily net assets of Seligman Emerging Markets Fund, Seligman Global Growth Fund, and Seligman International Growth Fund. These undertakings will remain in effect at least until February 29, 2008. Other fee waiver/expense reimbursement arrangements were in effect prior to these current arrangements. In addition, returns for the periods that include the year ended October 31, 2004 include the effect of payments from the Manager to Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, and Seligman Global Technology Fund. Absent such reimbursements and payments, returns would have been lower.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. The ten-year returns for Class B shares reflect automatic conversion to Class A shares approximately eight years after their date of purchase. Returns for Class C, Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares have no sales charges, and returns are calculated accordingly.

The chart for each Fund compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge, Class B shares, without the 5% CDSC and converted to Class A shares, and Class D shares, without the 1% CDSC, to a $10,000 investment made in each Fund’s respective benchmark for the 10-year period ended October 31, 2007. The performance of Class C, Class I, and Class R shares, which commenced on later dates, and of Class A, Class B, and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in the following charts but is included in the total returns table. The performance of Class C, Class I, and Class R shares will differ from the performance shown for Class A, Class B, and Class D shares, based on the differences in sales charges and fees paid by shareholders.

Prior to March 31, 2000, Seligman employed subadvisors that were responsible for providing all or a portion of the portfolio management services with respect to the investments of Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Technology Fund, and Seligman International Growth Fund, and prior to January 1, 2003 with respect to the investments of Seligman Global Smaller Companies Fund. For the periods following, until September 15, 2003, the assets of these Funds were managed exclusively by J. & W. Seligman & Co. Incorporated. Since September 15, 2003, Wellington Management Company, LLP has acted as subadvisor to provide portfolio management services for Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, and Seligman International Growth Fund. See Note 3 of the Financial Statements on page 39 of this report for more information.

See footnotes on page 20.

Performance and Portfolio Overview
Seligman Emerging Markets Fund

Investment Results

Total Returns
For Periods Ended October 31, 2007
		Average Annual
					Class C	Class I	Class R
	Six	One	Five	Ten	Since Inception	Since Inception	Since Inception
Class A	Months*	Year	Years	Years	5/27/99	11/30/01	4/30/03
With Sales Charge	36.25%	60.60%	37.99%	11.46%	n/a	n/a	n/a
Without Sales Charge	43.01	68.61	39.37	12.01	n/a	n/a	n/a
Class B
With CDSC†	37.39	62.30	38.18	n/a	n/a	n/a	n/a
Without CDSC	42.39	67.30	38.29	11.30 ‡	n/a	n/a	n/a
Class C
With 1% CDSC	41.50	66.33	n/a	n/a	n/a	n/a	n/a
Without CDSC	42.50	67.33	38.38	n/a	15.67%	n/a	n/a
Class D
With 1% CDSC	41.38	66.31	n/a	n/a	n/a	n/a	n/a
Without CDSC	42.38	67.31	38.38	11.17	n/a	n/a	n/a
Class I	43.47	69.61	40.62	n/a	n/a	32.65%	n/a
Class R
With 1% CDSC	41.75	67.16	n/a	n/a	n/a	n/a	n/a
Without CDSC	42.75	68.16	n/a	n/a	n/a	n/a	42.62%
Benchmarks**
MSCI EM Index	39.96	68.33	40.29	15.17	19.36 #	32.70	43.76
Lipper Emerging Markets Funds Average	36.02	63.17	38.62	14.77	19.92	31.65	41.61

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
10/31/07	$19.02	$17.13	$17.20	$17.20	$20.20	$18.90
4/30/07	13.30	12.03	12.07	12.08	14.08	13.24
10/31/06	12.62	11.58	11.62	11.62	13.25	12.58

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Emerging markets funds’ net asset values may fluctuate more than other equity funds or other global equity funds. Emerging markets countries may have relatively unstable governments, less diversified economies, and securities markets that trade a smaller number of securities, some physically.

See footnotes on page 20.

Performance and Portfolio Overview
Seligman Emerging Markets Fund

Country Allocation
October 31, 2007
		MSCI EM
	Fund	Index
North America (Developed)	2.5%	—
United States	2.5	—
Europe (Economic and Monetary
Union (EMU))	1.3	0.3%
Austria	1.3	—
Luxembourg	—	0.3
Asia (Developed)	1.5	6.5
Hong Kong	—	6.5
Singapore	1.5	—
Asia (Emerging)	43.7	49.7
China	16.5	10.7
India	11.8	7.3
Indonesia	0.7	1.6
Malaysia	1.3	2.3
Pakistan	—	0.2
Philippines	0.6	0.5
South Korea	8.6	15.0
Taiwan	4.2	10.8
Thailand	—	1.3
Latin America (Emerging)	24.9	19.4
Argentina	—	0.2
Brazil	18.3	12.4
Chile	1.4	1.3
Colombia	—	0.2
Mexico	4.2	4.6
Peru	1.0	0.7
Europe, Middle East and
Africa (Emerging)	26.1	24.0
Czech Republic	0.8	0.7
Egypt	4.6	0.8
Hungary	—	0.8
Israel	1.6	2.0
Jordan	0.2	0.1
Morocco	—	0.3
Poland	—	1.7
Russia	7.5	8.9
South Africa	9.2	7.0
Turkey	2.2	1.7
Other	—	0.1
Bermuda	—	0.1
Other Assets Less Liabilities	—	—
Total	100.0%	100.0%

Largest Industries
October 31, 2007
Largest Portfolio Holdingsø
October 31, 2007
		Percent of
Security	Value	Net Assets
OAO Gazprom (ADR) (Russia)	$7,346,092	4.5
Petroleo Brasileiro “Petrobras”
(ADR) (Brazil)	6,608,033	4.1
Bharti Airtel (India)	5,910,723	3.6
America Movil (Class L) (ADR) (Mexico)	4,453,059	2.7
China Mobile (ADR) (China)	4,302,720	2.6
Companhia Vale do Rio Doce “CVRD”
(ADR) (Brazil)	4,149,171	2.6
iShares MSCI Emerging Markets Index
Fund (United States)	4,129,593	2.5
Evraz Group (GDR) (Russia)	3,863,637	2.4
Sasol (South Africa)	3,242,943	2.0
Orascom Telecom Holding (Egypt)	3,199,074	2.0

Largest Portfolio Changesøø
During Past Six Months
Largest Purchases
Common Stocks
iShares MSCI Emerging Markets Index Fund (United States)
China Communications Construction* (China)
OAO Gazprom (ADR) (Russia)
Gold Fields (ADR)* (South Africa)
Murray & Goldsmith Holdings* (South Africa)
OMV* (Austria)
EFG Hermes Holding* (Egypt)
Shangri-La Asia* (China)
Lonmin* (South Africa)
Preferred Stock
Votorantim Celulose e Papel* (Brazil)
Largest Sales
Common Stocks
Samsung Electronics (South Korea)
Companhia Vale do Rio Doce “CVRD” (ADR) (Brazil)
Fuhwa Financial Holding** (Taiwan)
PT Telekomunikasi Indonesia (ADR)** (Indonesia)
Koc Holding** (Turkey)
Samsung Securities** (South Korea)
Unified Energy System** (Russia)
Maxis Communications** (Malaysia)
Haci Omer Sabanci Holding** (Turkey)
LUKOIL (ADR)** (Russia)

* Position added during the period. ** Position eliminated during the period. See additional footnotes on page 20.

Performance and Portfolio Overview
Seligman Global Growth Fund

Investment Results

Total Returns
For Periods Ended October 31, 2007
		Average Annual
					Class C	Class I	Class R
	Six	One	Five	Ten	Since Inception	Since Inception	Since Inception
Class A	Months*	Year	Years	Years	5/27/99	11/30/01	4/30/03
With Sales Charge	18.11%	28.71%	16.37%	5.49%	n/a	n/a	n/a
Without Sales Charge	24.04	35.16	17.52	6.01	n/a	n/a	n/a
Class B
With CDSC†	18.56	29.14	16.42	n/a	n/a	n/a	n/a
Without CDSC	23.56	34.14	16.63	5.39 ‡	n/a	n/a	n/a
Class C
With 1% CDSC	22.41	32.97	n/a	n/a	n/a	n/a	n/a
Without CDSC	23.41	33.97	16.59	n/a	3.26%	n/a	n/a
Class D
With 1% CDSC	22.56	33.14	n/a	n/a	n/a	n/a	n/a
Without CDSC	23.56	34.14	16.59	5.24	n/a	n/a	n/a
Class I	24.28	35.78	18.22	n/a	n/a	8.38%	n/a
Class R
With 1% CDSC	22.79	33.82	n/a	n/a	n/a	n/a	n/a
Without CDSC	23.79	34.82	n/a	n/a	n/a	n/a	18.51%
Benchmarks**
MSCI World Growth Index	11.39	24.44	16.67	6.81	4.12 #	9.94	17.92
MSCI World Index	7.89	20.97	18.87	8.35	6.28 #	11.61	20.13
Lipper Global Funds Average	10.07	23.20	18.58	8.49	7.72	11.65	20.29
Lipper Global Large-Cap Growth
Funds Average	13.02	25.40	18.21	8.17	7.32	10.43	20.05

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
10/31/07	$11.61	$10.49	$10.49	$10.49	$12.03	$11.50
4/30/07	9.36	8.49	8.50	8.49	9.68	9.29
10/31/06	8.59	7.82	7.83	7.82	8.86	8.53

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

See footnotes on page 20.

Performance and Portfolio Overview
Seligman Global Growth Fund

Country Allocation
October 31, 2007
		MSCI World
	Fund	Index
North America (Developed)	45.3%	50.8%
Canada	5.7	4.2
United States	39.6	46.6
Europe (Total)	35.8	33.8
Europe (EMU)	20.2	17.3
Austria	1.1	0.3
Belgium	—	0.6
Finland	1.8	0.9
France	5.5	4.7
Germany	4.5	4.2
Greece	1.1	0.4
Ireland	2.2	0.3
Italy	—	1.9
Luxembourg	1.7	0.2
Netherlands	1.0	1.5
Portugal	—	0.2
Spain	1.3	2.1
Europe (Other)	15.6	16.5
Denmark	—	0.4
Norway	0.9	0.5
Sweden	—	1.2
Switzerland	6.4	3.2
United Kingdom	8.3	11.2
Japan	5.0	9.8
Asia (Developed)	0.8	5.2
Australia	—	3.4
Hong Kong	0.8	1.1
New Zealand	—	0.1
Singapore	—	0.6
Asia (Emerging)	7.2	—
China	4.8	—
South Korea	1.1	—
Taiwan	1.3	—
Latin America (Emerging)	3.0	—
Brazil	2.0	—
Mexico	1.0	—
Other	—	0.4
Bermuda	—	0.3
Cayman Islands	—	0.1
Other Assets Less Liabilities	2.9	—
Total	100.0%	100.0%

Largest Industries
October 31, 2007
Largest Portfolio Holdingsø
October 31, 2007
		Percent of
Security	Value	Net Assets
Google (Class A) (United States)	$1,555,400	3.3
Electronic Arts (United States)	1,136,832	2.4
Nintendo (Japan)	1,071,278	2.3
Cisco Systems (United States)	1,038,084	2.2
Invesco (United Kingdom)	942,751	2.0
Man Group (United Kingdom)	942,712	2.0
Monsanto (United States)	937,248	2.0
Companhia Vale do Rio Doce “CVRD”
(ADR) (Brazil)	934,464	2.0
Veolia Environnement (France)	905,868	1.9
Nokia (ADR) (Finland)	850,008	1.8

Largest Portfolio Changesøø
During Past Six Months
Largest Purchases
Nokia (ADR)* (Finland)
Ultra Petroleum* (Canada)
BHP Billiton* (United Kingdom)
Cognizant Technology Solutions (Class A)* (United States)
QUALCOMM* (United States)
MF Global* (United States)
Millicom International Cellular (Luxembourg)
Electronic Arts (United States)
Seadrill* (Norway)
MetroPCS Communications (United States)
Largest Sales
Royal Numico** (Netherlands)
Research In Motion (Canada)
EMC** (United States)
American Tower (Class A) (United States)
Tesco (United Kingdom)
Adobe Systems** (United States)
Wyeth** (United States)
E*TRADE Financial** (United States)
Schlumberger (United States)
SoftBank** (Japan)

* Position added during the period. ** Position eliminated during the period. See additional footnotes on page 20.

Performance and Portfolio Overview
Seligman Global Smaller Companies Fund

Investment Results

Total Returns
For Periods Ended October 31, 2007
		Average Annual
					Class C	Class I	Class R
	Six	One	Five	Ten	Since Inception	Since Inception	Since Inception
Class A	Months*	Year	Years	Years	5/27/99	11/30/01	4/30/03
With Sales Charge	(0.05)%	12.93%	20.29%	5.15%	n/a	n/a	n/a
Without Sales Charge	4.94	18.59	21.47	5.67	n/a	n/a	n/a
Class B
With CDSC†	(0.41)	12.77	20.35	n/a	n/a	n/a	n/a
Without CDSC	4.59	17.77	20.54	5.02 ‡	n/a	n/a	n/a
Class C
With 1% CDSC	3.58	16.70	n/a	n/a	n/a	n/a	n/a
Without CDSC	4.58	17.70	20.61	n/a	6.30%	n/a	n/a
Class D
With 1% CDSC	3.52	16.72	n/a	n/a	n/a	n/a	n/a
Without CDSC	4.52	17.72	20.58	4.87	n/a	n/a	n/a
Class I	5.28	19.24	22.23	n/a	n/a	13.40%	n/a
Class R
With 1% CDSC	3.88	17.30	n/a	n/a	n/a	n/a	n/a
Without CDSC	4.88	18.30	n/a	n/a	n/a	n/a	23.93%
Benchmarks**
S&P/Citigroup Broad Market Less Than
US $2 Billion Index	5.00	21.17	25.58	11.79	13.65	18.84	26.45
Lipper Global Small/Mid-Cap Core
Funds Average	4.23	19.33	21.15	5.77	7.96	14.53	23.22

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
10/31/07	$19.54	$16.85	$16.91	$16.89	$20.34	$19.34
4/30/07	18.67	16.15	16.22	16.20	19.38	18.50
10/31/06	18.78	16.61	16.67	16.65	19.36	18.65

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. The stocks of smaller companies may be subject to above-average risk.

See footnotes on page 20.

Performance and Portfolio Overview
Seligman Global Smaller Companies Fund

Country Allocation
October 31, 2007
		S&P/Citigroup
		Broad Market
		Less Than US
	Fund	$2 Billion Index
North America (Developed)	43.9%	48.3%
Canada	6.6	6.9
United States	37.3	41.4
Europe (Total)	22.1	22.6
Europe (EMU)	9.4	10.1
Austria	—	0.6
Belgium	—	0.7
Finland	0.8	0.7
France	2.0	1.7
Germany	1.1	2.1
Greece	0.8	0.9
Italy	2.8	1.3
Luxembourg	—	0.1
Netherlands	1.8	1.2
Portugal	0.1	0.1
Spain	—	0.7
Europe (Other)	12.7	12.5
Denmark	0.3	0.8
Iceland	—	0.4
Liechtenstein	0.6	—
Norway	1.3	1.3
Sweden	1.0	1.4
Switzerland	1.9	1.5
United Kingdom	7.6	7.1
Japan	12.4	16.2
Asia (Developed)	8.4	8.8
Australia	5.6	4.9
Hong Kong	1.8	1.9
New Zealand	—	0.5
Singapore	1.0	1.5
Asia (Emerging)	5.0	3.5
China	1.7	0.1
Malaysia	0.8	—
Philippines	0.6	—
South Korea	1.9	3.4
Latin America (Emerging)	4.2	—
Argentina	—	—
Brazil	4.0	—
Mexico	0.2	—
Europe, Middle East and Africa (Emerging)	0.3	—
South Africa	0.3	—
Other	—	0.6
Bermuda	—	0.6
Other Assets Less Liabilities	3.7	—
Total	100.0%	100.0%

Largest Industries
October 31, 2007
Largest Portfolio Holdingsø
October 31, 2007
		Percent of
Security	Value	Net Assets
Force Protection (United States)	$1,976,160	0.8
Dufry South America (BDR) (Switzerland)	1,950,718	0.8
Outotec (Finland)	1,917,075	0.8
Dufry Group (Switzerland)	1,826,993	0.7
OBIC Business Consultants (Japan)	1,821,029	0.7
Petrofac (United Kingdom)	1,766,965	0.7
OBIC (Japan)	1,763,057	0.7
Companhia Catarinense de Aguas
Saneamento (Brazil)	1,737,965	0.7
Incyte (United States)	1,736,330	0.7
CV Therapeutics (United States)	1,571,840	0.6

Largest Portfolio Changesøø
During Past Six Months
Largest Purchases
Casual Male Retail Group* (United States)
Katanga Mining* (United Kingdom)
True Religion Apparel* (United States)
DSW* (United States)
Companhia Catarinense de Aguas Saneamento* (Brazil)
Evercore Partners* (United States)
Companhia Brasileira de Desenvolvimento Imobiliario Turistico* (Brazil)
WHK Group* (Australia)
Group 1 Automotive* (United States)
CRA International* (United States)
Largest Sales
Oil Sands** (Canada)
24/7 Real Media** (United States)
Option Care** (United States)
PolyMedica** (United States)
GameStop (Class A)** (United States)
STX Shipbuilding** (South Korea)
Armor Holdings** (United States)
MAXIMUS** (United States)
United Rentals** (United States)
Symbion** (United States)

* Position added during the period. ** Position eliminated during the period. See additional footnotes on page 20.

Performance and Portfolio Overview
Seligman Global Technology Fund

Investment Results

Total Returns
For Periods Ended October 31, 2007
		Average Annual
					Class C	Class R
	Six	One	Five	Ten	Since Inception	Since Inception
Class A	Months*	Year	Years	Years	5/27/99	4/30/03
With Sales Charge	10.29%	22.42%	17.63%	7.65%	n/a	n/a
Without Sales Charge	15.77	28.53	18.79	8.18	n/a	n/a
Class B
With CDSC†	10.33	22.61	17.66	n/a	n/a	n/a
Without CDSC	15.33	27.61	17.87	7.53 ‡	n/a	n/a
Class C
With 1% CDSC	14.32	26.59	n/a	n/a	n/a	n/a
Without CDSC	15.32	27.59	17.88	n/a	5.00%	n/a
Class D
With 1% CDSC	14.28	26.57	n/a	n/a	n/a	n/a
Without CDSC	15.28	27.57	17.89	7.35	n/a	n/a
Class R
With 1% CDSC	14.62	27.23	n/a	n/a	n/a	n/a
Without CDSC	15.62	28.23	n/a	n/a	n/a	18.79%
Benchmarks**
MSCI World Index	7.89	20.97	18.87	8.35	6.28 #	20.13
MSCI World IT Index	17.70	27.05	16.52	5.79	(0.61)#	16.64
Lipper Global Funds Average	10.07	23.20	18.58	8.49	7.72	20.29
Lipper Science & Technology Funds Average	18.52	27.98	18.04	7.57	1.56	17.63

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class R
10/31/07	$19.82	$17.38	$17.39	$17.35	$19.62
4/30/07	17.12	15.07	15.08	15.05	16.97
10/31/06	15.42	13.62	13.63	13.60	15.30

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Investing in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. Due to recent volatility in the technology markets, current performance may be significantly lower than set forth above.

See footnotes on page 20.

Performance and Portfolio Overview
Seligman Global Technology Fund

Country Allocation
Ooctober 31, 2007
		MSCI World
	Fund	Index
North America (Developed)	69.3%	50.8%
Canada	3.3	4.2
United States	66.0	46.6
Europe (Total)	4.6	33.8
Europe (EMU)	3.4	17.3
Austria	—	0.3
Belgium	—	0.6
Finland	0.8	0.9
France	1.3	4.7
Germany	1.3	4.2
Greece	—	0.4
Ireland	—	0.3
Italy	—	1.9
Luxembourg	—	0.2
Netherlands	—	1.5
Portugal	—	0.2
Spain	—	2.1
Europe (Other)	1.2	16.5
Denmark	—	0.4
Norway	—	0.5
Sweden	—	1.2
Switzerland	—	3.2
United Kingdom	1.2	11.2
Japan	2.3	9.8
Asia (Developed)	—	5.2
Australia	—	3.4
Hong Kong	—	1.1
New Zealand	—	0.1
Singapore	—	0.6
Asia (Emerging)	13.4	—
China	2.2	—
India	4.7	—
South Korea	0.5	—
Taiwan	6.0	—
Europe, Middle East and Africa (Emerging)	3.1	—
Israel	3.1	—
Other	—	0.4
Bermuda	—	0.3
Cayman Islands	—	0.1
Other Assets Less Liabilities	7.3	—
Total	100.0%	100.0%

Largest Industries
October 31, 2007
Largest Portfolio Holdingsø
October 31, 2007
		Percent of
Security	Value	Net Assets
McAfee (United States)	$22,895,743	5.2
Synopsys (United States)	17,470,332	4.0
BMC Software (United States)	17,458,056	4.0
QUALCOMM (United States)	16,852,712	3.8
Amdocs (United States)	16,422,560	3.7
Check Point Software Technologies (Israel)	13,569,672	3.1
Cisco Systems (United States)	12,109,878	2.8
Seagate Technology (United States)	11,882,113	2.7
Oracle (United States)	11,065,047	2.5
Maxim Integrated Products (United States)	10,856,260	2.5

Largest Portfolio Changesøø
During Past Six Months
Largest Purchases
Maxim Integrated Products (United States)
Symantec* (United States)
Marvell Technology Group* (United States)
Check Point Software Technologies (Israel)
Intel* (United States)
BMC Software (United States)
Autodesk* (United States)
Oracle (United States)
Cognos* (Canada)
Google (Class A)* (United States)
Largest Sales
KLA-Tencor** (United States)
Business Objects (ADR)** (France)
VeriSign (United States)
ASML Holding (NY Shares)** (Netherlands)
Digital River** (United States)
Apple (United States)
Lam Research** (United States)
HON HAI Precision Industry (Taiwan)
BEA Systems** (United States)
McAfee (United States)

* Position added during the period. ** Position eliminated during the period. See additional footnotes on page 20.

Performance and Portfolio Overview
Seligman International Growth Fund

Investment Results

Total Returns
For Periods Ended October 31, 2007
		Average Annual
					Class C	Class I	Class R
	Six	One	Five	Ten	Since Inception	Since Inception	Since Inception
Class A	Months*	Year	Years	Years	5/27/99	11/30/01	4/30/03
With Sales Charge	17.44%	33.37%	20.30%	3.05%	n/a	n/a	n/a
Without Sales Charge	23.28	40.05	21.47	3.55	n/a	n/a	n/a
Class B
With CDSC†	17.82	33.98	20.37	n/a	n/a	n/a	n/a
Without CDSC	22.82	38.98	20.56	2.95 ‡	n/a	n/a	n/a
Class C
With 1% CDSC	21.78	38.00	n/a	n/a	n/a	n/a	n/a
Without CDSC	22.78	39.00	20.56	n/a	1.69%	n/a	n/a
Class D
With 1% CDSC	21.78	37.90	n/a	n/a	n/a	n/a	n/a
Without CDSC	22.78	38.90	20.56	2.81	n/a	n/a	n/a
Class I	23.67	40.92	22.59	n/a	n/a	14.89%	n/a
Class R
With 1% CDSC	22.08	38.68	n/a	n/a	n/a	n/a	n/a
Without CDSC	23.08	39.68	n/a	n/a	n/a	n/a	24.04%
Benchmarks**
MSCI EAFE Index	8.43	25.43	23.70	9.63	9.11 #	16.21	26.06
MSCI EAFE Growth Index	11.19	28.95	21.39	7.32	6.63 #	14.43	23.79
Lipper International Funds Average	11.76	27.88	22.59	9.43	9.44	15.48	24.97
Lipper International Multi-Cap Growth
Funds Average	14.94	31.94	23.69	9.90	9.97	16.06	26.09

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
10/31/07	$21.82	$19.43	$19.46	$19.46	$23.04	$21.65
4/30/07	17.70	15.82	15.85	15.85	18.63	17.59
10/31/06	15.58	13.98	14.00	14.01	16.35	15.50

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

See footnotes on page 20.

Performance and Portfolio Overview
Seligman International Growth Fund

Country Allocation
October 31, 2007
		MSCI EAFE
	Fund	Index
North America (Developed)	5.5%	—
Canada	5.5	—
Europe (Total)	72.5	69.5%
Europe (EMU)	37.4	35.5
Austria	—	0.6
Belgium	0.3	1.3
Finland	4.1	1.9
France	10.4	9.7
Germany	8.4	8.6
Greece	0.9	0.8
Ireland	1.5	0.7
Italy	1.7	3.8
Luxembourg	2.8	0.5
Netherlands	2.5	3.0
Portugal	—	0.4
Spain	4.8	4.2
Europe (Other)	35.1	34.0
Denmark	2.3	0.9
Norway	1.0	1.1
Russia	1.3	—
Sweden	—	2.5
Switzerland	7.4	6.5
United Kingdom	23.1	23.0
Japan	6.1	20.0
Asia (Developed)	4.6	10.4
Australia	2.2	6.9
Hong Kong	2.4	2.2
New Zealand	—	0.1
Singapore	—	1.2
Asia (Emerging)	6.3	0.1
China	3.7	0.1
South Korea	0.7	—
Taiwan	1.9	—
Latin America (Emerging)	2.5	—
Brazil	2.5	—
Europe, Middle East and Africa (Emerging)	1.6	—
South Africa	1.1	—
Turkey	0.5	—
Other Assets Less Liabilities	0.9	—
Total	100.0%	100.0%

Largest Industries
October 31, 2007
Largest Portfolio Holdingsø
October 31, 2007
		Percent of
Security	Value	Net Assets
Nokia (Finland)	$4,836,880	4.1
Veolia Environnement (France)	4,340,058	3.7
Man Group (United Kingdom)	3,936,570	3.3
Tesco (United Kingdom)	3,853,675	3.3
Invesco (United Kingdom)	3,667,453	3.1
Millicom International Cellular (Luxembourg)	3,359,928	2.8
Alstom (France)	3,331,462	2.8
DaimlerChrysler (Germany)	3,277,988	2.8
Arcandor (Germany)	3,238,057	2.7
ASML Holding (Netherlands)	2,904,425	2.5

Largest Portfolio Changesøø
During Past Six Months
Largest Purchases
DaimlerChrysler* (Germany)
Vodafone Group* (United Kingdom)
Iberdrola* (Spain)
Burberry Group* (United Kingdom)
Sonova Holding (Switzerland)
Carphone Warehouse Group* (United Kingdom)
BHP Billiton* (United Kingdom)
Millicom International Cellular (Luxembourg)
Logitech International* (Switzerland)
Rio Tinto* (United Kingdom)
Largest Sales
Research In Motion (Canada)
Nestle (Switzerland)
Wacker Chemie** (Germany)
Continental** (Germany)
Fresenius Medical** (Germany)
Accor** (France)
Ctrip.com International (ADR)** (China)
Elan (ADR) (Ireland)
Smith & Nephew** (United Kingdom)
Royal Numico** (Netherlands)

* Position added during the period. ** Position eliminated during the period. See additional footnotes on page 20.

Performance and Portfolio Overview

1

The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Series’ prospectuses or statement of additional information.

*	Returns for periods of less than one year are not annualized.
**	See page 2 for description of benchmark averages and indices.
‡	The ten-year returns for Class B shares reflect automatic conversion to Class A shares approximately eight years after their date of purchase.
†	The CDSC is 5% if you sell your shares within one year of purchase, 2% for the five-year period and 0% since inception.
#	From May 31, 1999.
ø	There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.
øø	Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

Understanding and Comparing Your Fund’s Expenses

As a shareholder of a Fund of the Series, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees (if applicable), and other Fund expenses. The information below is intended to help you understand the ongoing expenses (in dollars) of investing in a Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases and redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested on May 1, 2007 and held for the entire six-month period ended October 31, 2007.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the share class of the Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
				Expenses		Expenses
				Paid		Paid
	Beginning		Ending	During	Ending	During
	Account	Annualized	Account	Period	Account	Period
	Value	Expense	Value	5/1/07 to	Value	5/1/07 to
Fund	5/1/07	Ratio*	10/31/07	10/31/07**	10/31/07	10/31/07**
Emerging Markets Fund
Class A	$1,000.00	2.35%	$1,430.10	$14.39	$1,013.36	$11.93
Class B	1,000.00	3.10	1,423.90	18.94	1,009.58	15.70
Class C	1,000.00	3.10	1,425.00	18.95	1,009.58	15.70
Class D	1,000.00	3.10	1,423.80	18.94	1,009.58	15.70
Class I	1,000.00	1.66	1,434.70	10.19	1,016.84	8.44
Class R	1,000.00	2.60	1,427.50	15.91	1,012.10	13.19
Global Growth Fund
Class A	$1,000.00	2.10%	$1,240.40	$11.86	$1,014.62	$10.66
Class B	1,000.00	2.85	1,235.60	16.06	1,010.84	14.44
Class C	1,000.00	2.85	1,234.10	16.05	1,010.84	14.44
Class D	1,000.00	2.85	1,235.60	16.06	1,010.84	14.44
Class I	1,000.00	1.42	1,242.80	8.03	1,018.05	7.22
Class R	1,000.00	2.35	1,237.90	13.26	1,013.36	11.93

See footnotes on page 22.

Understanding and Comparing Your Fund’s Expenses

			Actual		Hypothetical
				Expenses		Expenses
				Paid		Paid
	Beginning		Ending	During	Ending	During
	Account	Annualized	Account	Period	Account	Period
	Value	Expense	Value	5/1/07 to	Value	5/1/07 to
Fund	5/1/07	Ratio*	10/31/07	10/31/07**	10/31/07	10/31/07**
Global Smaller Companies Fund
Class A	$1,000.00	1.75%	$1,049.40	$ 9.04	$1,016.38	$ 8.89
Class B	1,000.00	2.50	1,045.90	12.89	1,012.60	12.68
Class C	1,000.00	2.50	1,045.80	12.89	1,012.60	12.68
Class D	1,000.00	2.50	1,045.20	12.89	1,012.60	12.68
Class I	1,000.00	1.18	1,052.80	6.11	1,019.26	6.01
Class R	1,000.00	2.00	1,048.80	10.33	1,015.12	10.16
Global Technology Fund
Class A	$1,000.00	1.71%	$1,157.70	$ 9.30	$1,016.59	$ 8.69
Class B	1,000.00	2.46	1,153.30	13.35	1,012.80	12.48
Class C	1,000.00	2.46	1,153.20	13.35	1,012.80	12.48
Class D	1,000.00	2.46	1,152.80	13.35	1,012.80	12.48
Class R	1,000.00	1.96	1,156.20	10.65	1,015.32	9.96
International Growth Fund
Class A	$1,000.00	1.99%	$1,232.80	$11.20	$1,015.17	$10.11
Class B	1,000.00	2.74	1,228.20	15.39	1,011.39	13.89
Class C	1,000.00	2.74	1,227.80	15.39	1,011.39	13.89
Class D	1,000.00	2.74	1,227.80	15.39	1,011.39	13.89
Class I	1,000.00	1.35	1,236.70	7.61	1,018.40	6.87
Class R	1,000.00	2.24	1,230.80	12.60	1,013.91	11.37

*

Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Series’ prospectuses for a description of each share class and its expenses and sales charges. The Manager has contractually agreed to waive its management fee and/or to reimburse expenses to the extent a Fund’s “other expenses” (other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of average daily net assets of Seligman Emerging Markets Fund, Seligman Global Growth Fund, and Seligman International Growth Fund. These undertakings will remain in effect at least until February 29, 2008. Absent such fee waivers and reimbursements, the expense ratios and expenses paid for the period would have been higher.

**

Expenses are equal to the Fund’s annualized expense ratio based on actual expenses for the period May 1, 2007 to October 31, 2007, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

Portfolios of Investments
October 31, 2007
Seligman Emerging Markets Fund

	Shares	Value
Common Stocks 95.7%
Austria 1.3%
OMV (Oil, Gas and Consumable Fuels)	28,964	$2,173,334
Brazil 14.0%
Amil Participacoes* (Insurance)	137,300	1,340,751
B2W Compania Global de Varej “B2W Varejo”
(Internet and Catalog Retail)	41,500	2,251,429
Bovespa Holding* (Diversified Financial Services)	7,700	144,599
BR Malls Participacoes* (Real Estate Management
and Development)	53,800	792,397
Companhia Vale do Rio Doce “CVRD” (ADR)
(Metals and Mining)	110,116	4,149,171
Cyrela Brazil Realty (Household Durables)	81,900	1,424,430
Lupatech (Machinery)	29,500	784,098
MMX Mineracas e Metalicos* (Metals and Mining)	2,000	884,061
OdontoPrev* (Insurance)	36,800	1,169,503
Petroleo Brasileiro “Petrobras” (ADR) (Oil, Gas and
Consumable Fuels)	69,100	6,608,033
Redecard* (IT Services)	76,400	1,589,229
Usinas Siderurgicas de Minas Gerais “Usiminas”
(Metals and Mining)	19,300	1,627,059
		22,764,760
Chile 1.4%
Lan Airlines (ADR) (Airlines)	58,500	973,440
Sociedad Quimica y Minera de Chile (ADR) (Chemicals)	6,900	1,324,800
		2,298,240
China 16.5%
Alibaba.com* (Internet Software and Services)	19,800	34,489
Baoye Group (Construction and Engineering)	94,000	108,500
China Communications Construction (Construction
and Engineering)	857,000	2,725,391
China Life Insurance (Class H)* (Insurance)	376,000	2,538,170
China Mobile (ADR) (Wireless
Telecommunication Services)	41,500	4,302,720
China Resources Enterprise (Distributors)	486,000	2,138,239
China Shenhua Energy (Class H)*
(Oil, Gas and Consumable Fuels)	186,000	1,223,838
Golden Meditech (Health Care Equipment and Supplies)	1,836,000	855,411
Hopson Development Holdings (Real Estate
Management and Development)	326,000	1,264,140
Industrial and Commercial Bank of China “ICBC”
(Class H)* (Commercial Banks)	3,242,000	3,089,240
Jiangsu Expressway (Transportation Infrastructure)	786,000	908,273
	Shares	Value
China (continued)
Shanghai Electric Group (Electrical Equipment)	1,162,000	$1,165,392
Shangri-La Asia (Hotels, Restaurants and Leisure)	630,000	2,012,352
Shenzhen International Holdings (Air Freight and
Logistics)	10,490,000	1,827,162
Simcere Pharmaceutical (ADR)* (Pharmaceuticals)	43,600	728,120
Sinofert Holdings (Chemicals)	1,238,000	1,164,983
Wumart Stores (Food and Staples Retailing)	758,178	689,675
		26,776,095
Czech Republic 0.8%
Zentiva* (Pharmaceuticals)	25,391	1,374,346
Egypt 4.6%
EFG Hermes Holding (Capital Markets)	196,386	1,970,047
Orascom Construction Industries (Construction and
Engineering)	24,996	2,287,851
Orascom Telecom Holding (Wireless Telecommunication
Services)	221,831	3,199,074
		7,456,972
India 11.8%
Bharat Heavy Electricals (Electrical Equipment)	32,916	2,202,440
Bharti Airtel* (Wireless Telecommunication Services)	225,495	5,910,723
Financial Technologies India (Software)	10,986	729,645
Firstsource Solutions* (IT Services)	774,349	1,421,628
HDFC Bank (ADR) (Commercial Banks)	16,700	2,321,300
India Cements (Construction Materials)	176,201	1,275,722
Larsen & Toubro (Construction and Engineering)	17,874	1,968,821
Mahindra & Mahindra (Automobiles)	38,717	749,626
Nicholas Piramal India (Pharmaceuticals)	183,403	1,415,834
Tata Steel (Metals and Mining)	42,541	990,443
Tata Steel (Common Rights)* (Metals and Mining)	8,508	129,816
Tata Steel (Preferred Rights)* (Metals and Mining)	38,286	40,551
		19,156,549
Indonesia 0.7%
Bank Mandiri (Commercial Banks)	2,692,000	1,131,274
Israel 1.6%
Bank Hapoalim (Commercial Banks)	255,169	1,410,821
Israel Chemicals (Chemicals)	100,425	1,115,703
		2,526,524
Jordan 0.2%
Hikma Pharmaceuticals (Pharmaceuticals)	39,332	409,184

See footnotes on page 33.

Portfolios of Investments
October 31, 2007
Seligman Emerging Markets Fund (continued)

	Shares	Value
Malaysia 1.3%
Allied Financial Group* (Commercial Banks)	891,100	$795,704
AMMB Holdings (Diversified Financial Services)	1,006,500	1,282,806
		2,078,510
Mexico 4.2%
America Movil (Class L) (ADR) (Wireless
Telecommunication Services)	68,100	4,453,059
Grupo Aeroportuario del Pacifico (ADR)*
(Transportation Infrastructure)	28,400	1,489,580
Impulsora del Dessarrollo y el Empleo an America
Latina (Series B-1)* (Construction and Engineering)	567,400	867,397
		6,810,036
Peru 1.0%
Credicorp (Commercial Banks)	21,400	1,590,661
Philippines 0.6%
Philippine Long Distance Telephone (ADR) (Diversified
Telecommunication Services)	13,500	926,100
Russia 7.5%
Evraz Group (GDR) (Metals and Mining)	51,174	3,863,637
OAO Gazprom (ADR) (Oil, Gas and Consumable Fuels)	10,081	502,034
OAO Gazprom (ADR)† (Oil, Gas and Consumable Fuels)	136,939	6,844,058
X5 Retail Group (GDR)* (Food and Staples Retailing)	29,757	1,071,252
		12,280,981
Singapore 1.5%
Yangzijiang Shipbuilding Holdings* (Machinery)	1,382,000	2,480,126
South Africa 9.2%
Aspen Pharmacare* (Pharmaceuticals)	220,473	1,291,006
Gold Fields (ADR) (Metals and Mining)	115,000	2,078,050
Lonmin (Metals and Mining)	23,121	1,654,408
MTN Group (Wireless Telecommunication Services)	152,689	2,980,325
Murray & Goldsmith Holdings (Industrial
Conglomerates)	142,187	2,180,802
Sasol (Oil, Gas and Consumable Fuels)	62,714	3,242,943
Truworths International (Specialty Retail)	299,209	1,503,774
		14,931,308
South Korea 8.6%
Dong-A Pharmaceutical (Pharmaceuticals)	8,037	775,754
Hanmi Pharm (Pharmaceuticals)	4,754	726,603
NHN* (Internet Software and Services)	6,799	2,206,647
POSCO (Metals and Mining)	2,642	1,929,175
Samsung Electronics (Semiconductors and
Semiconductor Equipment)	1,901	1,180,270
	Shares	Value
South Korea (continued)
Shinhan Financial Group (Commercial Banks)	29,050	$1,894,011
Shinsegae (Food and Staples Retailing)	2,470	1,942,412
SK Chemicals (Chemicals)	15,573	1,551,918
SK Energy* (Oil, Gas and Consumable Fuels)	7,643	1,781,481
		13,988,271
Taiwan 4.2%
Catcher Technology (Computers and Peripherals)	175,500	1,219,565
Cathay Financial Holding (Insurance)	495,000	1,297,238
HON HAI Precision Industry (Electronic Equipment and
Instruments)	380,400	2,923,308
Powertech Technology (Semiconductors and
Semiconductor Equipment)	342,007	1,401,684
		6,841,795
Thailand 0.0%
True (Rights)* (Diversified Telecommunication Services)	170,524	319
Turkey 2.2%
Dogus Otomotiv Servic ve Ticaret “Dogus Otomotiv”
(Distributors)	80,547	591,785
Turkcell Iletisim Hizmetleri (Wireless
Telecommunication Services)	173,239	1,665,978
Turkeye Is Bankasi* (Commercial Banks)	187,942	1,293,694
		3,551,457
United States 2.5%
iShares MSCI Emerging Markets Index Fund
(Index Derivatives)	24,700	4,129,593
Total Common Stocks (Cost $95,455,231)		155,676,435
Preferred Stocks 4.3%
Brazil 4.3%
Duratex (Building Products)	39,500	1,335,192
Net Servicos de Comunicacoa* (Media)	70,560	1,137,506
Petroleo Brasileiro “Petrobras”* (Oil, Gas and
Consumable Fuels)	43,600	1,814,389
Votorantim Celulose e Papel (Paper and
Forest Products)	86,900	2,759,169
Total Preferred Stocks (Cost $4,572,963)		7,046,256
Total Investments (Cost $100,028,194) 100.0%		162,722,691
Other Assets Less Liabilities 0.0%		(41,173)
Net Assets 100.0%		$162,681,518

See footnotes on page 33.

Portfolios of Investments
October 31, 2007
Seligman Global Growth Fund

	Shares	Value
Common Stocks 97.1%
Austria 1.1%
Erste Bank der Oesterreichischen Sparkassen
(Commerical Banks)	6,470	$528,078
Brazil 2.0%
Companhia Vale do Rio Doce “CVRD” (ADR)
(Metals and Mining)	24,800	934,464
Canada 5.7%
Cameco (Oil, Gas and Consumable Fuels)	10,100	495,405
Research In Motion* (Communications Equipment)	6,000	747,060
Suncor Energy (Oil, Gas and Consumable Fuels)	7,600	832,287
Ultra Petroleum* (Oil, Gas and Consumable Fuels)	8,400	595,224
		2,669,976
China 4.8%
Alibaba.com* (Internet Software and Services)	5,700	9,929
China Communications Construction (Construction
and Engineering)	142,000	451,582
China Merchants Bank* (Commercial Banks)	112,000	584,912
Focus Media Holding (ADR)* (Media)	8,600	533,200
Suntech Power Holdings (ADR)* (Electrical Equipment)	11,400	671,346
		2,250,969
Finland 1.8%
Nokia (ADR) (Communications Equipment)	21,400	850,008
France 5.5%
Accor (Hotels, Restaurants and Leisure)	4,961	475,068
Alstom* (Electrical Equipment)	3,061	729,078
PPR* (Multiline Retail)	2,223	441,841
Veolia Environnement (Multi-Utilities)	10,122	905,868
		2,551,855
Germany 4.5%
Arcandor (Multiline Retail)	17,253	555,142
DaimlerChrysler (Automobiles)	2,540	280,831
Deutsche Boerse* (Diversified Financial Services)	3,623	574,886
Siemens (Industrial Conglomerates)	4,994	680,433
		2,091,292
Greece 1.1%
National Bank of Greece (Commerical Banks)	7,118	497,043
Hong Kong 0.8%
Sun Hung Kai Properties (Real Estate Management
and Development)	20,000	381,718
	Shares	Value
Ireland 2.2%
Elan (ADR)* (Pharmaceuticals)	22,700	$540,260
Ryanair Holdings (ADR)* (Airlines)	9,600	472,224
		1,012,484
Japan 5.0%
Japan Tobacco (Tobacco)	89	517,999
Nintendo (Software)	1,700	1,071,278
Sumco (Semiconductors and Semiconductor Equipment)	9,300	338,348
Sumitomo Realty & Development (Real Estate Management and Development)	11,000	387,093
		2,314,718
Luxembourg 1.7%
Millicom International Cellular (Wireless Telecommunication Services)	6,700	787,117
Mexico 1.0%
America Movil (Class L) (ADR) (Wireless Telecommunication Services)	6,900	451,191
Netherlands 1.0%
ASML Holding* (Semiconductors and Semiconductor
Equipment)	13,658	477,953
Norway 0.9%
Seadrill* (Energy Equipment and Services)	18,600	445,726
South Korea 1.1%
LG Electronics (Household Durables)	4,988	524,623
Spain 1.3%
Gamesa Corporacion Tecnologica (Electrical Equipment)	11,562	590,892
Switzerland 6.4%
ABB* (Electrical Equipment)	24,339	735,925
Julius Baer Holding (Capital Markets)	8,780	764,281
Nestle (Food Products)	1,567	724,356
Xstrata (Metals and Mining)	10,868	780,387
		3,004,949
Taiwan 1.3%
HON HAI Precision Industry (Electronic Equipment and
Instruments)	79,920	614,171
United Kingdom 8.3%
BHP Billiton (Metals and Mining)	15,081	575,322
Invesco (Capital Markets)	61,253	942,751
Man Group (Capital Markets)	76,657	942,712
Reckitt Benckiser Group (Household Products)	12,441	722,945
Tesco (Food and Staples Retailing)	66,745	678,972
		3,862,702

See footnotes on page 33.

Portfolios of Investments
October 31, 2007
Seligman Global Growth Fund (continued)

	Shares	Value
United States 39.6%
Activision* (Software)	22,500	$532,125
American Tower (Class A)* (Wireless
Telecommunication Services)	9,900	437,382
Apple* (Computers and Peripherals)	4,000	759,800
Boeing (Aerospace and Defense)	6,200	611,258
Broadcom (Class A)* (Semiconductors and
Semiconductor Equipment)	12,000	390,600
Celgene* (Biotechnology)	6,700	442,200
Cisco Systems* (Communications Equipment)	31,400	1,038,084
Cognizant Technology Solutions (Class A)* (IT Services)	11,400	472,644
Comcast (Class A)* (Media)	27,550	579,927
Corning* (Communications Equipment)	24,200	587,334
Danaher (Machinery)	7,900	676,793
Diamond Offshore Drilling (Energy Equipment and Services)	4,000	452,920
Electronic Arts* (Software)	18,600	1,136,832
Eli Lilly (Pharmaceuticals)	4,300	232,845
General Dynamics (Aerospace and Defense)	7,400	673,104
Gilead Sciences* (Biotechnology)	11,900	549,661

Seligman Global Smaller Companies Fund
Common Stocks and Warrants 95.9%
Argentina 0.0%
Mercadolibre* (Internet Software and Services)	300	$13,404
Australia 5.6%
Aquarius Platinum (Metals and Mining)	19,453	746,860
Austal (Machinery)	386,354	1,170,932
Babcock & Brown Power* (Independent Power
Producers and Energy Traders)	371,508	1,137,631
Babcock & Brown Wind Partners* (Electric Utilities)	299,073	515,549
Centamin Eqypt* (Metals and Mining)	1,007,196	1,370,567
Energy World* (Independent Power Producers and
Energy Traders)	745,000	704,816
Felix Resources (Oil, Gas and Consumable Fuels)	137,106	937,961
Futuris (Food Products)	658,223	1,306,240
Kagara Zinc (Metals and Mining)	54,341	341,880
Mortgage Choice (Thrifts and Mortgage Finance)	401,098	924,155
Mount Gibson Iron* (Metals and Mining)	143,787	411,444
NRW Holdings* (Construction and Engineering)	213,985	643,757
Ramsay Health Care (Health Care Providers and
Services)	95,391	950,062
Resource Pacific Holdings* (Oil, Gas and
Consumable Fuels)	231,750	541,655
	Shares	Value
United States (continued)
Goldman Sachs Group (Capital Markets)	2,100	$520,632
Google (Class A)* (Internet Software and Services)	2,200	1,555,400
Hewlett-Packard (Computers and Peripherals)	9,300	480,624
Las Vegas Sands* (Hotels, Restaurants and Leisure)	6,100	811,788
MetroPCS Communications* (Wireless
Telecommunication Services)	16,800	378,000
MF Global* (Capital Markets)	16,300	481,828
Monsanto (Chemicals)	9,600	937,248
Oracle* (Software)	35,400	784,818
Praxair (Chemicals)	5,100	435,948
QUALCOMM (Communications Equipment)	11,200	478,576
Schering-Plough (Pharmaceuticals)	22,200	677,544
Schlumberger (Energy Equipment and Services)	8,000	772,560
St. Jude Medical* (Health Care Equipment and Supplies)	13,900	566,147
		18,454,622
Total Investments (Cost $31,665,701) 97.1%		45,296,551
Other Assets Less Liabilities 2.9%		1,335,511
Net Assets 100.0%		$46,632,062

Australia (continued)
Tower Australis Group “TAL”* (Insurance)	424,587	$1,007,926
WHK Group (Diversified Financial Services)	563,219	1,123,343
		13,834,778
Brazil 4.0%
Brasil Brokers Paricipacoes* (Real Estate Investment
Trusts)	1,800	1,144,079
Companhia Brasileira de Desenvolvimento Imobiliario
Turistico* (Real Estate Management and Development)	2,200	1,169,503
Companhia Catarinense de Aguas Saneamento*
(Food Products)	110,500	1,737,965
Companhia de Sameamento de Minas Gerias
“Coposa MG” (Water Utilities)	47,000	882,616
General Shopping Brazil* (Real Estate Management
and Development)	142,000	1,229,931
Lupatech (Machinery)	43,200	1,148,239
Profarma Distribuidora de Produtos Farmaceuticos*
(Health Care Providers and Services)	61,100	1,182,706
Tecnisa* (Household Durables)	199,100	1,303,443
		9,798,482

See footnotes on page 33.

Portfolios of Investments
October 31, 2007
Seligman Global Smaller Companies Fund (continued)

	Shares	Value
Canada 6.6%
Allen-Vanguard* (Electronic Equipment and
Instruments)	21,600	$240,089
BA Energy (Oil, Gas and Consumable Fuels)	72,500	537,236
Canaccord Capital (Capital Markets)	55,400	1,102,546
Dundee Real Estate Investment Trust (Real Estate
Investment Trusts)	25,200	980,363
Dundee Wealth Management (Diversified Financial
Services)	14,700	280,104
Emergis* (Internet Software and Services)	141,600	1,122,727
First Quantum Minerals* (Metals and Mining)	8,900	958,070
Flint Energy Services* (Oil, Gas and Consumable Fuels)	31,100	800,998
Frontera Copper* (Metals and Mining)	102,000	829,260
Gildan Activewear (Class A)* (Textiles, Apparel and
Luxury Goods)	25,800	1,159,194
Gluskin Shef & Associates* (Capital Markets)	25,800	819,624
Gluskin Shef & Associates*† (Capital Markets)	16,500	524,178
GMP Capital Trust (Capital Markets)	40,800	1,026,641
OPTI Canada (Oil, Gas and Consumable Fuels)	65,000	1,310,803
Sherritt International (Metals and Mining)	69,500	1,294,871
Sierra Wireless* (Communications Equipment)	50,700	1,200,069
SXR Uranium One* (Metals and Mining)	80,084	889,304
Synenco Energy* (Oil, Gas and Consumable Fuels)	17,794	182,715
Synenco Energy*† (Oil, Gas and Consumable Fuels)	79,406	815,369
		16,074,161
China 1.7%
China Dongziang Group* (Textiles, Apparel and
Luxury Goods)	797,000	609,814
China Power International Development (Independent
Power Producers and Energy Traders)	1,504,000	815,288
Golden Eagle Retail Group (Multiline Retail)	735,000	751,335
Shandong Weigao Group Medical Polymer (Class H)
(Health Care Equipment and Supplies)	392,000	872,814
Trina Solar (ADR)* (Semiconductors and
Semiconductor Equipment)	18,500	1,090,945
		4,140,196
Denmark 0.3%
Genmab* (Biotechnology)	11,424	780,456
Finland 0.8%
Outotec* (Construction and Engineering)	24,920	1,917,075
France 2.0%
bioMerieux (Health Care Equipment and Supplies)	8,934	1,000,645
Carbone Lorraine (Electrical Equipment)	2,680	240,712
	Shares	Value
France (continued)
Cegedim (Health Care Technology)	3,951	$469,235
Etablissements Maurel et Prom (Oil, Gas and
Consumable Fuels)	27,827	617,200
Korian* (Health Care Providers and Services)	20,041	931,028
Manitou BF (Machinery)	10,073	572,471
Seche Environnement (Commercial Services and
Supplies)	5,581	1,025,992
		4,857,283
Germany 1.1%
Colonia Real Estate* (Real Estate Management and
Development)	5,459	164,531
Kontron* (Semiconductors and Semiconductor
Equipment)	38,537	982,366
Praktiker Bau- und Heimwerkermaerkte Holding*
(Specialty Retail)	22,709	825,474
Wacker Construction Equipment* (Machinery)	25,151	602,451
		2,574,822
Greece 0.8%
Hellenic Technodomiki Tev (Construction and
Engineering)	75,037	1,142,089
StealthGas* (Oil, Gas and Consumable Fuels)	44,000	798,600
		1,940,689
Hong Kong 1.8%
Dickson Concepts International (Specialty Retail)	777,000	649,991
Far East Pharmaceutical Technology (Pharmaceuticals)	3,008,700	—
First Pacific* (Diversified Financial Services)	992,000	761,019
Hongkong & Shanghai Hotels (Hotels, Restaurants
and Leisure)	342,000	631,478
Huabao International Holdings (Distributors)	869,000	827,352
NetDragon Websoft* (Software)	228,500	388,585
Stella International Holding* (Textiles, Apparel and
Luxury Goods)	466,000	1,026,904
		4,285,329
Italy 2.8%
Ansaldo STS* (Transportation Infrastructure)	71,584	1,046,240
Antichi Pellettieri* (Textiles, Apparel and Luxury Goods)	78,922	1,086,308
DiaSorin* (Health Care Equipment and Supplies)	49,463	990,198
Enia* (Multi-Utilities)	47,137	800,308
Immobiliare Grande Distribuzione* (Real Estate
Management and Development)	141,146	553,141
Mariella Burani Fashion Group (Textiles, Apparel and
Luxury Goods)	23,775	786,306

See footnotes on page 33.

Portfolios of Investments
October 31, 2007
Seligman Global Smaller Companies Fund (continued)

	Shares	Value
Italy (continued)
Pirelli (Real Estate Management and Development)	19,064	$944,991
Safilo* (Textiles, Apparel and Luxury Goods)	168,705	717,984
		6,925,476
Japan 12.4%
Aeon Delight (Commercial Services and Supplies)	2,700	98,369
Air Water (Chemicals)	77,000	867,168
Bank of Okinawa (Commercial Banks)	16,700	574,509
Chofu Seisakusho (Household Durables)	8,000	131,121
Daihen (Electrical Equipment)	154,000	1,074,831
Disco (Semiconductors and Semiconductor Equipment)	9,200	546,809
Eagle Industry (Auto Components)	44,000	681,342
Fuji Fire & Marine Insurance (Insurance)	168,300	606,154
Higo Bank (Commercial Banks)	106,000	735,386
Hogy Medical (Health Care Equipment and Supplies)	12,900	568,057
Honeys (Specialty Retail)	16,300	468,851
Iino Kaiun Kaisha (Marine)	73,100	1,043,425
Jafco (Capital Markets)	13,800	565,567
Keiyo Bank (Commercial Banks)	137,000	705,808
KK DaVinci Advisors* (Real Estate Management and
Development)	624	644,620
Kobayashi Pharmaceutical (Personal Products)	27,700	885,128
Milbon (Personal Products)	20,600	539,406
Miura (Machinery)	39,700	1,238,255
Musashino Bank (Commercial Banks)	23,300	1,099,592
Nabtesco (Machinery)	81,000	1,381,257
Nachi-Fujikoshi (Machinery)	197,000	973,333
Neturen (Metals and Mining)	55,000	786,281
Nippon Carbon (Electrical Equipment)	142,000	902,014
OBIC (IT Services)	8,790	1,763,057
OBIC Business Consultants (Software)	29,150	1,821,029
OSG (Machinery)	42,200	533,725
Point* (Specialty Retail)	19,600	986,654
RISA Partners (Capital Markets)	299	665,292
Ryohin Keikaku (Multiline Retail)	11,400	717,790
Sazaby (Specialty Retail)	17,000	492,502
SEC Carbon (Electrical Equipment)	52,000	880,101
Shinko Plantech (Energy Equipment and Services)	5,900	92,509
Sumitomo Osaka Cement (Construction Materials)	237,000	592,765
Sysmex (Health Care Equipment and Supplies)	26,800	1,096,014
Taiyo Ink Manufacturing (Chemicals)	21,100	621,365
Tokai Carbon (Chemicals)	64,000	797,158
	Shares or
	Warrants		Value
Japan (continued)
Towa Pharmaceutical (Pharmaceuticals)	18,800	shs.	$655,959
Toyo Tanso (Electrical Equipment)	9,250		919,376
Union Tool (Machinery)	16,700		619,611
			30,372,190
Liechtenstein 0.6%
Verwaltungs- und Privat-Bank (Capital Markets)	5,384		1,410,497
Malaysia 0.8%
AirAsia* (Airlines)	1,336,600		785,489
Asiatic Development (Food Products)	596,500		1,194,566
			1,980,055
Mexico 0.2%
Grupo Simec (ADR)* (Metals and Mining)	51,300		541,215
Netherlands 1.8%
Advanced Metallurgical Group* (Metals and Mining)	9,775		699,156
Dockwise* (Energy Equipment and Services)	155,000		661,967
Imtech (Construction and Engineering)	32,874		1,025,384
Ordina (IT Services)	49,447		969,344
Spazio Investment* (Real Estate Management and
Development)	56,564		984,443
			4,340,294
Norway 1.3%
Eitzen Chemical* (Marine)	218,591		1,047,557
Korgsberg Gruppen (Aerospace and Defense)	13,000		813,891
Songa Offshore* (Energy Equipment and Services)	70,666		819,731
TGS Nopeq Geophysical* (Energy Equipment and Services)	37,100		622,596
			3,303,775
Philippines 0.6%
Alliance Global Group* (Food and Staples Retailing)	4,438,500		560,274
PNOC Energy Development (Independent Power
Producers and Energy Traders)	5,570,000		977,620
			1,537,894
Portugal 0.1%
Mota-Engil SGPS (Construction and Engineering)	44,235		366,870
Singapore 1.0%
Goodpack (Air Freight and Logistics)	704,000		1,057,508
Goodpack* ($1.38, expiring 7/16/09) (Air Freight
and Logistics)	90,500	wts.	43,786
Hyflux (Machinery)	549,000	shs.	1,401,274
			2,502,568

See footnotes on page 33.

Portfolios of Investments
October 31, 2007
Seligman Global Smaller Companies Fund (continued)

	Shares	Value
South Africa 0.3%
Gem Diamonds* (Metals and Mining)	34,862	$796,393
South Korea 1.9%
Cheil Communications (Media)	3,749	1,084,065
Daegu Bank (Commercial Banks)	44,690	800,486
Hanmi Pharm (Pharmaceuticals)	3,723	569,025
Hyunjin Materials (Machinery)	15,124	1,003,005
Mirae Asset Securities (Capital Markets)	5,932	1,133,139
		4,589,720
Sweden 1.0%
D. Carnegie (Capital Markets)	37,200	822,518
Munters (Machinery)	68,841	816,381
Rezidor Hotel Group* (Hotels, Restaurants and Leisure)	98,092	785,541
		2,424,440
Switzerland 1.9%
Dufry Group* (Specialty Retail)	16,515	1,826,993
Dufry South America (BDR)* (Specialty Retail)	65,300	1,950,718
Temenos Group* (Software)	28,006	783,897
		4,561,608
United Kingdom 7.6%
Cape* (Building Products)	170,339	925,536
Clapham House Group* (Hotels, Restaurants and
Leisure)	143,054	946,331
Dawnay, Day Sirius* (Real Estate Management and
Development)	728,026	897,086
Dawnay, Day Treveria* (Real Estate Management and
Development)	526,764	664,361
Detica Group (IT Services)	150,696	1,044,862
Guinness Peat Group (Diversified Financial Services)	562,129	831,852
Infinity Bio-Energy* (Oil, Gas and Consumable Fuels)	206,000	1,032,060
Infinity Bio-Energy*† (Oil, Gas and Consumable Fuels)	109,514	548,665
Katanga Mining* (Metals and Mining)	75,900	1,203,601
Lancashire Holdings* (Insurance)	118,056	924,011
Mears Group (Commercial Services and Supplies)	149,593	904,310
Morgan Crucible (Machinery)	106,131	703,199
Petrofac (Energy Equipment and Services)	164,381	1,766,965
Redrow (Household Durables)	81,346	676,934
Renishaw (Electronic Equipment and Instruments)	37,651	576,017
Senior (Machinery)	181,893	493,452
Star Energy Group* (Oil, Gas and Consumable Fuels)	146,789	781,033
Ultra Electronics Holdings (Aerospace and Defense)	40,050	1,047,695
VT Group (Aerospace and Defense)	64,630	810,839
Wellstream Holdings* (Energy Equipment and Services)	46,390	893,971
Wolfson Microelectronics* (Electronic Equipment and
Instruments)	195,983	1,037,247
		18,710,027
	Shares	Value
United States 36.9%
Acadia Realty Trust (Real Estate Investment Trusts)	33,100	$877,150
American Commercial Lines*† (Marine)	46,600	694,806
American Financial Realty Trust (Real Estate
Investment Trusts)	136,900	922,706
AmSurg* (Health Care Providers and Services)	53,750	1,421,688
Arena Pharmaceuticals* (Biotechnology)	81,600	784,176
ARIAD Pharmaceuticals* (Biotechnology)	176,100	898,110
Arlington Tankers (Oil, Gas and Consumable Fuels)	49,200	1,210,320
Asyst Technologies* (Semiconductors and
Semiconductor Equipment)	213,800	1,026,240
Basic Energy Services (Energy Equipment and Services)	50,100	991,479
BPZ Energy* (Oil, Gas and Consumable Fuels)	118,700	1,355,554
Carpenter Technology (Metals and Mining)	7,700	1,115,807
Casual Male Retail Group* (Specialty Retail)	117,500	982,300
Charming Shoppes* (Specialty Retail)	166,300	1,233,946
Cleveland-Cliffs (Metals and Mining)	12,600	1,205,190
Complete Production Services* (Energy Equipment
and Services)	43,000	855,700
CRA International* (Commercial Services and Supplies)	25,500	1,320,390
CV Therapeutics* (Biotechnology)	153,500	1,571,840
CVR Energy* (Oil, Gas and Consumable Fuels)	46,500	1,060,200
Delek US Holdings* (Oil, Gas and Consumable Fuels)	33,500	803,665
Dollar Financial* (Consumer Finance)	41,800	1,371,040
DSP Group* (Semiconductors and Semiconductor
Equipment)	46,800	738,972
DSW* (Specialty Retail)	50,500	1,136,250
Eddie Bauer Holdings* (Specialty Retail)	154,100	1,156,521
EFJ* (Communications Equipment)	84,400	276,832
Encore Acquisition* (Oil, Gas and Consumable Fuels)	32,250	1,183,575
Encysive Pharmaceuticals* (Biotechnology)	241,800	316,758
EPIQ Systems* (Software)	588	11,401
Evercore Partners (Capital Markets)	43,100	1,117,583
Exelixis* (Life Sciences Tools and Services)	88,300	971,300
FairPoint Communications (Diversified
Telecommunication Services)	82,700	1,529,123
FirstFed Financial* (Thrifts and Mortgage Finance)	21,100	902,658
Force Protection* (Machinery)	110,400	1,976,160
Group 1 Automotive* (Specialty Retail)	31,000	962,550
Grubb & Ellis* (Real Estate Management and
Development)	32,000	271,680

See footnotes on page 33.

Portfolios of Investments
October 31, 2007
Seligman Global Smaller Companies Fund (continued)

	Shares	Value
United States (continued)
Grubb & Ellis Realty Advisors* (Real Estate Management
and Development)	208,400	$1,302,500
H&E Equipment Services (Trading Companies and
Distributors)	66,600	1,174,158
Harris Stratex Networks* (Communications Equipment)	38,000	726,560
Hercules Offshore* (Energy Equipment and Services)	52,400	1,416,896
Hersha Hospitality Trust (Real Estate Investment Trusts)	102,000	1,102,620
Highbury Financial* (Diversified Financial Services)	18,300	87,748
Highbury Financial (Units)* (Diversified Financial Services)	67,000	418,750
Horsehead Holding* (Metals and Mining)	55,400	1,263,120
Human Genome Sciences* (Biotechnology)	126,400	1,195,744
Hutchinson Technology* (Computers and Peripherals)	52,700	1,250,571
Imation (Computers and Peripherals)	54,600	1,216,488
Incyte* (Biotechnology)	200,500	1,736,330
Inter Parfums (Personal Products)	35,000	834,400
Investors Real Estate Trust (Real Estate Investment Trusts)	96,400	1,045,940
JDA Software Group (Software)	44,900	1,120,704
Jupitermedia* (Internet Software and Services)	150,300	798,093
Kansas City Life Insurance (Insurance)	12,400	578,212
Lance (Food Products)	40,200	851,436
Medicines* (Pharmaceuticals)	29,200	559,180
MFA Mortgage Investments (Real Estate Investment Trusts)	166,100	1,421,816
Microsemi* (Semiconductors and Semiconductor
Equipment)	41,300	1,098,993
Micrus Endovascular* (Health Care Equipment and
Supplies)	54,000	1,061,100
MIPS Technologies* (Semiconductors and
Semiconductor Equipment)	158,100	1,248,990
Nasdaq Stock Market* (Diversified Financial Services)	26,600	1,242,220
NCI Building Systems* (Building Products)	28,600	1,120,548
NNN Realty Advisors*† (Diversified Financial Services)	95,000	783,750
Nuance Communications* (Software)	40,300	891,033
Odyssey HealthCare* (Health Care Providers and
Services)	128,700	1,319,175
Oilsands Quest (Oil, Gas and Consumable Fuels)	47,600	260,848
Oilsands Quest* (Oil, Gas and Consumable Fuels)	173,800	952,424
Orion Marine Group*† (Construction and Engineering)	84,400	1,202,700
Ormat Technologies (Independent Power Producers and
Energy Traders)	20,700	1,116,351
OSI Systems* (Electronic Equipment and Instruments)	33,800	846,014
Palm* (Computers and Peripherals)	68,700	619,674
	Shares
	Warrants or
	Principal
	Amounts		Value
United States (continued)
Park Electrochemical (Electronic Equipment and
Instruments)	26,800	shs.	$839,376
ParkerVision* (Leisure Equipment and Products)	89,500		1,340,710
Platinum Underwriters Holdings (Insurance)	30,980		1,115,280
Plexus (Electronic Equipment and Instruments)	38,400		990,720
PMC - Sierra (Semiconductors and Semiconductor
Equipment)	113,200		1,019,932
RAM Holdings* (Insurance)	54,400		375,904
Regis (Diversified Consumer Services)	44,400		1,491,840
Rentech* (Oil, Gas and Consumable Fuels)	237,200		505,236
Rentech* ($2.49, expiring 12/10/09) (Oil, Gas and
Consumable Fuels)	7,000	wts.	5,561
Rentech*† (Oil, Gas and Consumable Fuels)	211,200	shs.	449,856
RSC Holdings* (Commercial Services and Supplies)	63,000		916,650
Rudolph Technologies* (Semiconductors and
Semiconductor Equipment)	32,900		428,687
Schnitzer Steel Industries (Metals and Mining)	7,500		495,525
SeaChange International* (Communications Equipment)	108,700		675,027
Steel Dynamics (Metals and Mining)	23,100		1,229,382
Superior Well Services* (Energy Equipment and Services)	41,000		836,400
TAL International Group* (Trading Companies and
Distributors)	41,000		968,010
Textainer Group Holdings* (Trading Companies and
Distributors)	67,000		1,062,620
Timberland (Class A)* (Textiles, Apparel and Luxury Goods)	66,200		1,291,562
Titanium Asset Management* (Capital Markets)	95,000		534,850
Titanium Asset Management* ($4, expiring 6/21/11)
(Capital Markets)	95,000	wts.	100,700
True Religion Apparel* (Textiles, Apparel and Luxury Goods)	69,700	shs.	1,078,956
TTM Technologies* (Electronic Equipment and Instruments)	97,300		1,248,359
Wheeling-Pittsburgh* (Metals and Mining)	58,800		1,156,596
Wright Express* (IT Services)	30,100		1,164,870
Zygo* (Electronic Equipment and Instruments)	64,309		756,274
			90,197,639
Total Common Stocks and Warrants
(Cost $205,324,233)			234,777,336
Convertible Bond 0.4%
United States 0.4%
Nova Biosource 10%, 3/9/12 (Oil, Gas and
Consumable Fuels) (Cost $1,032,000)	$1,032,000		1,032,000
Total Investments (Cost $206,356,233) 96.3%			235,809,336
Other Assets Less Liabilities 3.7%			8,994,107
Net Assets 100.0%			$244,803,443

See footnotes on page 33.

Portfolios of Investments
October 31, 2007
Seligman Global Technology Fund

	Shares	Value
Common Stocks 92.7%
Australia 0.0%
UCMS Group (Office Services and Supplies)	143,278	$153,466
Canada 3.3%
Absolute Software* (Application Software)	67,800	2,774,729
Cognos* (Application Software)	123,900	6,235,887
Research In Motion* (Communications Equipment)	43,300	5,391,283
		14,401,899
China 2.2%
Alibaba.com* (Internet Software and Services)	280,400	488,423
Focus Media Holding (ADR)* (Advertising)	52,900	3,279,800
JA Solar Holdings (ADR)* (Electrical Components
and Equipment)	50,200	2,891,520
Longtop Financial Technologies (ADR)*
(Application Software)	24,600	698,640
Trina Solar (ADR)* (Semiconductors)	38,400	2,264,448
		9,622,831
Finland 0.8%
Nokia (ADR) (Communications Equipment)	91,700	3,642,324
France 1.3%
Cap Gemini (IT Consulting and Other Services)	48,980	3,136,216
Ingenico (Electronic Equipment Manufacturers)	75,136	2,467,312
		5,603,528
Germany 1.3%
Infineon Technologies* (Semiconductors)	170,450	2,509,561
Q-Cells* (Electrical Components and Equipment)	21,300	2,731,897
Utimaco Safeware (Systems Software)	63,300	718,441
		5,959,899
India 4.7%
3i Infotech (Systems Software)	862,900	3,015,767
Rolta India (IT Consulting and Other Services)	244,750	4,370,119
Satyam Computer Services (IT Consulting and Other
Services)	560,830	6,846,825
Tata Consultancy Services (IT Consulting and Other
Services)	237,400	6,331,570
		20,564,281
Israel 3.1%
Check Point Software Technologies* (Systems Software)	537,200	13,569,672
Voltaire (Application Software)	34,400	244,240
		13,813,912
Japan 2.3%
Matsushita Electric Industrial (Consumer Electronics)	180,000	3,440,220
	Shares	Value
Japan (continued)
Murata Manufacturing (Electronic Equipment
Manufacturers)	15,700	$951,544
Sony (Consumer Electronics)	38,300	1,892,257
TDK (Electronic Equipment Manufacturers)	46,300	3,803,322
		10,087,343
South Korea 0.5%
Samsung Electronics (Semiconductors)	3,500	2,173,038
Taiwan 6.0%
Advanced Semiconductor Engineering (Semiconductors)	2,149,000	2,641,714
Foxconn International Holdings* (Communications
Equipment)	1,125,000	3,119,038
GigaMedia* (Internet Software and Services)	122,300	2,993,904
HON HAI Precision Industry (Electronic Manufacturing
Services)	560,206	4,305,086
Taiwan Semiconductor Manufacturing (Semiconductors)	1,061,000	2,117,324
Taiwan Semiconductor Manufacturing (ADR)
(Semiconductors)	308,100	3,281,265
Unimicron Technology Corporation (Electronic
Equipment Manufacturers)	2,081,820	4,266,847
Wistron* (Computer Hardware)	1,827,000	3,714,371
		26,439,549
United Kingdom 1.2%
Northgate Information Systems (IT Consulting and
Other Services)	1,805,660	2,967,136
Telecity Group* (Internet Software and Services)	321,162	2,146,952
		5,114,088
United States 66.0%
Abbott Laboratories (Pharmaceuticals)	81,600	4,456,992
Advanced Medical Optics (Health Care Equipment)	48,000	1,317,600
Amdocs* (IT Consulting and Other Services)	477,400	16,422,560
Apple* (Computer Hardware)	39,200	7,446,040
Ariba* (Internet Software and Services)	269,200	3,483,448
Autodesk (Application Software)	171,100	8,366,790
BMC Software* (Systems Software)	515,900	17,458,056
Broadcom (Class A)* (Semiconductors)	39,700	1,292,235
Cadence Design Systems* (Technical Software)	548,400	10,748,640
Charles River Laboratories International* (Life Sciences
Tools and Services)	15,000	870,000
Cisco Systems* (Communications Equipment)	366,300	12,109,878
Citrix Systems* (Systems Software)	155,700	6,693,543
Comverse Technology* (Communications Equipment)	166,200	3,194,364
Corning* (Communications Equipment)	153,000	3,713,310
Cymer* (Semiconductor Equipment)	70,500	2,996,250
Cypress Semiconductor (Semiconductors)	49,200	1,798,260

See footnotes on page 33.

Portfolios of Investments
October 31, 2007
Seligman Global Technology Fund (continued)

	Shares	Value
United States (continued)
eBay* (Internet Software and Services)	89,200	$3,220,120
Electronics for Imaging* (Computer Storage and
Peripherals)	122,400	2,790,720
EMC* (Computer Storage and Peripherals)	227,000	5,763,530
Expedia* (Internet Retail)	5,600	182,896
Garmin (Consumer Electronics)	19,600	2,105,040
Google (Class A)* (Internet Software and Services)	10,000	7,070,000
Hewlett-Packard (Computer Hardware)	124,400	6,428,992
Intel (Semiconductors)	282,200	7,591,180
Kenexa* (Human Resources and Employment Services)	78,800	2,310,416
Macrovision* (Systems Software)	10,180	244,320
Marvell Technology Group* (Semiconductors)	561,000	10,114,830
Maxim Integrated Products (Semiconductors)	400,600	10,856,260
McAfee* (Internet Software and Services)	553,706	22,895,743
Microsoft (Application Software)	69,800	2,569,338
Network Appliance* (Computer Storage and Peripherals)	115,200	3,627,648
NII Holdings* (Wireless Telecommunication Services)	95,200	5,521,600
NVIDIA* (Semiconductors)	32,500	1,149,850

Seligman International Growth Fund
Common Stocks 99.1%
Australia 2.2%
Brambles* (Commercial Services and Supplies)	119,831	$1,596,007
CSL (Biotechnology)	28,683	975,110
		2,571,117
Belgium 0.3%
SES Global (FDR) (Media)	13,137	324,689
Brazil 2.5%
Companhia Vale do Rio Doce “CVRD” (ADR)
(Metals and Mining)	58,500	2,204,280
Petroleo Brasileiro “Petrobras” (ADR)
(Oil, Gas and Consumable Fuels)	8,200	784,166
		2,988,446
Canada 5.5%
Potash Corp. of Saskatchewan (Chemicals)	9,600	1,179,072
Research In Motion* (Communications Equipment)	21,000	2,614,710
Rogers Communications (Class B) (Media)	28,200	1,437,091
Suncor Energy (Oil, Gas and Consumable Fuels)	11,300	1,237,479
		6,468,352
China 3.7%
Alibaba.com* (Internet Software and Services)	14,400	25,083
	Shares	Value
United States (continued)
ON Semiconductor (Semiconductors)	290,300	$2,961,060
Oracle* (Systems Software)	499,100	11,065,047
QUALCOMM (Communications Equipment)	394,400	16,852,712
Quest Diagnostics (Health Care Services)	33,200	1,765,576
Quest Software* (Application Software)	113,900	1,981,860
Seagate Technology (Computer Storage and Peripherals)	426,800	11,882,113
SonicWALL* (Internet Software and Services)	185,500	1,918,070
Stryker (Health Care Equipment)	46,700	3,315,700
Sun Microsystems* (Computer Hardware)	548,700	3,133,077
Symantec* (Internet Software and Services)	469,800	8,822,844
Synopsys* (Technical Software)	618,200	17,470,332
Verigy Pte* (Semiconductor Equipment)	143,414	3,297,088
VeriSign* (Internet Software and Services)	98,000	3,340,820
Yahoo!* (Internet Software and Services)	192,500	5,986,750
		290,603,498
Total Investments (Cost $361,248,196) 92.7%		408,179,656
Other Assets Less Liabilities 7.3%		32,040,586
Net Assets 100.0%		$440,220,242

China (continued)
China Communications Construction
(Construction and Engineering)	388,000	$1,233,899
China Merchants Bank* (Commercial Banks)	240,000	1,253,383
China Resources Enterprise (Distributors)	174,000	765,542
Suntech Power Holdings (ADR)* (Electrical Equipment)	18,500	1,089,465
		4,367,372
Denmark 2.3%
Vestas Wind Systems (Electrical Equipment)	29,750	2,679,726
Finland 4.1%
Nokia (Communications Equipment)	121,782	4,836,880
France 10.4%
Alstom* (Electrical Equipment)	13,987	3,331,462
Essilor International (Health Care Equipment and Supplies)	16,803	1,075,075
France Telecom (Diversified Telecommunication Services)	50,458	1,866,363
Publicis Groupe (Media)	13,377	544,927
Vallourec (Machinery)	3,803	1,111,728
Veolia Environnement (Multi-Utilities)	48,495	4,340,058
		12,269,613
Germany 8.4%
Arcandor (Multiline Retail)	100,634	3,238,057
DaimlerChrysler (Automobiles)	29,648	3,277,988

See footnotes on page 33.

Portfolios of Investments
October 31, 2007
Seligman International Growth Fund (continued)

	Shares	Value
Germany (continued)
Deutsche Boerse* (Diversified Financial Services)	4,439	$704,367
Salzgitter (Metals and Mining)	8,260	1,632,433
Volkswagon (Automobiles)	3,952	1,134,985
		9,987,830
Greece 0.9%
National Bank of Greece (Commercial Banks)	16,055	1,121,105
Hong Kong 2.4%
China Mobile (Wireless Telecommunication Services)	83,500	1,756,245
Sun Hung Kai Properties (Real Estate Management and
Development)	55,000	1,049,725
		2,805,970
Ireland 1.5%
Elan (ADR)* (Pharmaceuticals)	27,000	642,600
Ryanair Holdings (ADR)* (Airlines)	24,300	1,195,317
		1,837,917
Italy 1.7%
Luxottica Group (Textiles, Apparel and Luxury Goods)	14,164	497,839
Saipem (Energy Equipment and Services)	34,169	1,513,368
		2,011,207
Japan 6.1%
Credit Saison (Consumer Finance)	12,600	399,699
Fanuc (Machinery)	7,400	809,959
Ibiden (Electronic Equipment and Instruments)	6,700	569,352
Japan Tobacco (Tobacco)	190	1,105,840
Mitsui O.S.K. Lines (Marine)	100,000	1,650,829
Nintendo (Software)	2,300	1,449,376
Pacific Metals (Metals and Mining)	9,000	115,461
Yahoo! Japan (Internet Software and Services)	1,227	544,331
Yamada Denki (Specialty Retail)	5,220	537,283
		7,182,130
Luxembourg 2.8%
Millicom International Cellular (Wireless
Telecommunication Services)	28,600	3,359,928
Netherlands 2.5%
ASML Holding* (Semiconductors and Semiconductor
Equipment)	82,997	2,904,425
Norway 1.0%
Seadrill* (Energy Equipment and Services)	49,000	1,174,225
Russia 1.3%
OAO Gazprom (ADR)† (Oil, Gas and Consumable Fuels)	31,550	1,576,834
	Shares	Value
South Africa 1.1%
MTN Group (Wireless Telecommunication Services)	65,368	$1,275,913
South Korea 0.7%
LG Electronics (Household Durables)	8,448	888,536
Spain 4.8%
Gamesa Corporacion Tecnologica (Electrical Equipment)	25,742	1,315,580
Iberdrola (Electric Utilities)	146,916	2,367,331
Telefonica (Diversified Telecommunication Services)	59,707	1,976,919
		5,659,830
Switzerland 7.4%
Julius Baer Holding (Capital Markets)	20,778	1,808,683
Logitech International* (Computers and Peripherals)	60,276	2,094,882
Nestle (Food Products)	1,276	589,840
Sonova Holding (Health Care Equipment and Supplies)	20,989	2,363,749
Xstrata (Metals and Mining)	25,708	1,845,987
		8,703,141
Taiwan 1.9%
High Tech Computer (Computers and Peripherals)	53,000	1,100,677
HON HAI Precision Industry (Electronic Equipment
and Instruments)	152,400	1,171,168
		2,271,845
Turkey 0.5%
Turkcell Iletisim Hizmetleri (ADR) (Wireless
Telecommunication Services)	25,300	608,212
United Kingdom 23.1%
ARM Holdings (Semiconductors and Semiconductor
Equipment)	445,163	1,379,852
BHP Billiton (Metals and Mining)	48,936	1,866,849
Burberry Group (Textiles, Apparel and Luxury Goods)	155,076	1,989,191
Carphone Warehouse Group (Specialty Retail)	270,078	1,974,164
Invesco (Capital Markets)	238,284	3,667,453
Man Group (Capital Markets)	320,104	3,936,570
Reckitt Benckiser Group (Household Products)	42,395	2,463,568
Rio Tinto (Metals and Mining)	20,733	1,940,939
Schroders (Capital Markets)	50,368	1,617,603
Tesco (Food and Staples Retailing)	378,828	3,853,675
Vodafone Group (Wireless Telecommunication
Services)	666,512	2,628,977
		27,318,841
Total Investments (Cost $91,767,762) 99.1%		117,194,084
Other Assets Less Liabilities 0.9%		1,017,694
Net Assets 100.0%		$118,211,778

* Non-income producing security.
† The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
ADR—American Depositary Receipts.
BDR—Brazilian Depositary Receipts.
GDR—Global Depositary Receipts.
Country and industry classifications have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

Statements of Assets and Liabilities
October 31, 2007

				Global
	Emerging	Global	Global Smaller	Technology	International
	Markets Fund	Growth Fund	Companies Fund	Fund	Growth Fund
Assets:
Investments, at value:
Common stocks and warrants	$155,676,435	$45,296,551	$234,777,336	$408,179,656	$117,194,084
Preferred stocks	7,046,256	—	—	—	—
Convertible bond	—	—	1,032,000	—	—
Total investments*	162,722,691	45,296,551	235,809,336	408,179,656	117,194,084
Cash denominated in U.S. dollars	1,902,560	1,059,089	3,931,167	24,580,893	1,281,275
Cash denominated in foreign currencies**	5,149	—	660	5,527,624	33,001
Receivable for securities sold	3,467,980	622,602	8,523,904	20,862,988	651,848
Receivable for Capital Stock sold	1,439,767	171,725	193,077	4,127,470	495,972
Dividends and interest receivable	241,897	70,514	292,640	179,264	184,471
Expenses prepaid to shareholder service agent	65,194	25,661	76,900	151,327	39,806
Unrealized appreciation on forward currency contracts	8,793	553	5,456	—	3,864
Other	5,428	2,284	11,857	225,930	6,609
Total Assets	169,859,459	47,248,979	248,844,997	463,835,152	119,890,930
Liabilities:
Payable for securities purchased	5,282,579	245,136	3,117,478	19,532,242	1,003,929
Payable for Capital Stock repurchased	1,292,845	221,910	423,532	3,212,834	410,272
Unrealized depreciation on forward currency contracts	200,527	—	19,991	—	1
Management fee payable	173,718	53,221	192,778	364,089	92,534
Distribution and service (12b-1) fees payable	68,790	20,311	82,664	185,093	47,857
Accrued expenses and other	159,482	76,339	205,111	320,652	124,559
Total Liabilities	7,177,941	616,917	4,041,554	23,614,910	1,679,152
Net Assets	$162,681,518	$46,632,062	$244,803,443	$440,220,242	$118,211,778
Composition of Net Assets:
Capital Stock, at par:
Class A	$4,589	$2,441	$6,423	$$15,398	$2,743
Class B	510	316	429	1,656	470
Class C	611	374	497	1,589	490
Class D	2,041	872	2,721	4,459	1,173
Class I	596	157	2,804	n/a	709
Class R	477	2	32	65	24
Additional paid-in capital	77,782,329	76,098,359	191,533,649	758,618,977	75,617,337
Accumulated net investment loss (Note 6)	(9,414)	(1,117)	(533,346)	(1,258)	(49,556)
Accumulated net realized gain (loss) on investments and
foreign currency transactions (Note 6)	22,403,426	(43,107,789)	24,325,811	(365,399,755)	17,199,815
Net unrealized appreciation of investments and foreign
currency transactions	62,496,353	13,638,447	29,464,423	46,979,111	25,438,573
Net Assets	$162,681,518	$46,632,062	$244,803,443	$440,220,242	$118,211,778
Net Assets:
Class A	$87,269,061	$28,330,321	$125,538,916	$305,156,335	$59,855,694
Class B	8,731,938	3,309,277	7,221,548	28,767,240	9,125,526
Class C	10,506,629	3,923,790	8,401,536	27,632,690	9,532,705
Class D	35,113,062	9,153,109	45,972,850	77,381,480	22,834,924
Class I	12,043,171	1,886,668	57,048,444	n/a	16,332,029
Class R	9,017,657	28,897	620,149	1,282,497	530,900
Shares of Capital Stock Outstanding:
Class A	4,589,241	2,440,680	6,423,179	15,398,350	2,742,545
Class B	509,635	315,578	428,456	1,655,512	469,674
Class C	611,008	373,918	496,703	1,589,352	489,899
Class D	2,040,993	872,519	2,721,142	4,459,390	1,173,164
Class I	596,318	156,768	2,804,099	n/a	708,720
Class R	477,208	2,512	32,066	65,360	24,520
Net Asset Value Per Share:
Class A	$19.02	$11.61	$19.54	$19.82	$21.82
Class B	17.13	10.49	16.85	17.38	19.43
Class C	17.20	10.49	16.91	17.39	19.46
Class D	17.20	10.49	16.89	17.35	19.46
Class I	20.20	12.03	20.34	n/a	23.04
Class R	18.90	11.50	19.34	19.62	21.65

* Cost of Investments	$100,028,194	$31,665,701	$206,356,233	$361,248,196	$91,767,762
** Cost of foreign currencies	$5,096	$—	$659	$5,504,780	$32,834
See Notes to Financial Statements.

Statements of Operations
For the Year Ended October 31, 2007

				Global
	Emerging	Global	Global Smaller	Technology	International
	Markets Fund	Growth Fund	Companies Fund	Fund	Growth Fund
Investment Income:
Dividends	$1,882,322	$320,533	$3,318,292	$1,566,304	$1,348,115
Interest	27,220	6,806	202,280	485,751	45,865
Total Investment Income*	1,909,542	327,339	3,520,572	2,052,055	1,393,980
Expenses:
Management fee	1,481,382	415,810	2,081,618	3,876,481	986,014
Distribution and service (12b-1) fees	583,760	210,390	946,357	1,875,479	490,323
Shareholder account services	538,708	198,650	653,856	1,196,998	348,124
Custody and related services	302,646	86,004	285,676	313,934	193,290
Auditing and legal fees	114,757	43,254	101,801	171,160	66,808
Registration	80,878	72,583	91,735	104,282	79,517
Shareholder reports and communications	24,794	16,733	42,406	67,629	27,598
Directors’ fees and expenses	7,886	5,857	10,896	14,327	7,383
Miscellaneous	14,543	7,904	21,902	36,430	11,588
Total Expenses	3,149,354	1,057,185	4,236,247	7,656,720	2,210,645
Reimbursement from Manager (Note 3)	(111,970)	(83,224)	—	—	—
Total Expenses After Reimbursement	3,037,384	973,961	4,236,247	7,656,720	2,210,645
Net Investment Loss	(1,127,842)	(646,622)	(715,675)	(5,604,665)	(816,665)
Net Realized and Unrealized Gain on
Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions**	26,674,804	6,124,444	28,104,160	75,707,441	23,479,591
Net change in unrealized appreciation of investments and
foreign currency transactions	39,895,714	7,196,508	7,543,171	27,623,283	12,150,847
Net Gain on Investments and Foreign Currency Transactions	66,570,518	13,320,952	35,647,331	103,330,724	35,630,438
Increase in Net Assets from Operations	$65,442,676	$12,674,330	$34,931,656	$97,726,059	$34,813,773

* Net of foreign taxes withheld:	$197,636	$19,436	$152,412	$120,446	$145,371
** Net of foreign taxes paid	$97,427	$—	$—	$—	$—
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Emerging		Global		Global Smaller
	Markets Fund		Growth Fund		Companies Fund
	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
	2007	2006	2007	2006	2007	2006
Operations:
Net investment loss	$(1,127,842)	$(472,187)	$(646,622)	$(586,440)	$(715,675)	$(1,319,026)
Net realized gain on investments and foreign
currency transactions†	26,674,804	14,651,366	6,124,444	3,986,177	28,104,160	33,213,833
Net change in unrealized appreciation of investments
and foreign currency transactions†	39,895,714	11,213,845	7,196,508	3,529,093	7,543,171	3,874,379
Increase in Net Assets from Operations	65,442,676	25,393,024	12,674,330	6,928,830	34,931,656	35,769,186
Distributions to Shareholders:
Net realized short-term gain on investments:
Class A	(2,719,635)	(85,561)	—	—	(5,868,094)	—
Class B	(366,055)	(12,211)	—	—	(559,566)	—
Class C	(324,911)	(7,921)	—	—	(407,691)	—
Class D	(1,092,228)	(25,625)	—	—	(2,654,196)	—
Class I	(378,007)	(11,038)	—	—	(561,176)	—
Class R	(119,611)	(1,256)	—	—	(6,694)	—
	(5,000,447)	(143,612)	—	—	(10,057,417)	—
Net realized long-term gain on investments:
Class A	(3,390,788)	(3,312,857)	—	—	(8,780,263)	(6,915,722)
Class B	(456,369)	(472,839)	—	—	(836,385)	(1,165,718)
Class C	(405,068)	(304,906)	—	—	(610,040)	(424,076)
Class D	(1,361,762)	(992,270)	—	—	(3,971,274)	(3,300,723)
Class I	(471,289)	(427,423)	—	—	(839,645)	(591,939)
Class R	(149,127)	(48,630)	—	—	(10,015)	(6,713)
	(6,234,403)	(5,558,925)	—	—	(15,047,622)	(12,404,891)
Decrease in Net Assets from Distributions	(11,234,850)	(5,702,537)	—	—	(25,105,039)	(12,404,891)
Capital Share Transactions:
Net proceeds from sales of shares	27,529,340	23,845,705	1,697,682	5,096,882	61,967,960	18,475,418
Exchanged from associated funds	8,912,091	14,737,922	2,762,415	1,202,270	2,872,084	4,453,048
Investment of gain distributions	10,071,190	5,049,372	—	—	22,156,123	11,021,627
Total	46,512,621	43,632,999	4,460,097	6,299,152	86,996,167	33,950,093
Cost of shares repurchased	(29,586,927)	(30,752,798)	(11,344,634)	(14,071,708)	(43,013,889)	(40,907,442)
Exchanged into associated funds	(7,884,355)	(12,421,374)	(2,893,651)	(2,977,688)	(5,658,577)	(11,414,407)
Total	(37,471,282)	(43,174,172)	(14,238,285)	(17,049,396)	(48,672,466)	(52,321,849)
Increase (Decrease) in Net Assets from
Capital Share Transactions	9,041,339	458,827	(9,778,188)	(10,750,244)	38,323,701	(18,371,756)
Increase (Decrease) in Net Assets	63,249,165	20,149,314	2,896,142	(3,821,414)	48,150,318	4,992,539
Net Assets:
Beginning of year	99,432,353	79,283,039	43,735,920	47,557,334	196,653,125	191,660,586
End of Year*	$162,681,518	$99,432,353	$46,632,062	$43,735,920	$244,803,443	$196,653,125

* Including undistributed/accumulated net investment
income (loss):	$(9,414)	$1,875	$(1,117)	$(91,940)	$(533,346)	$(228,673)
† Certain amounts for the year ended October 31, 2006 were
reclassified to conform to the current year’s presentation.
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Global		International
	Technology Fund		Growth Fund
	Year Ended October 31,		Year Ended October 31,
	2007	2006	2007	2006
Operations:
Net investment loss	$(5,604,665)	$(5,765,851)	$(816,665)	$(690,794)
Net realized gain on investments and foreign currency transactions†	75,707,441	64,747,712	23,479,591	10,741,634
Net change in unrealized appreciation of investments
and foreign currency transactions†	27,623,283	8,832,922	12,150,847	7,894,947
Increase in Net Assets from Operations	97,726,059	67,814,783	34,813,773	17,945,787
Capital Share Transactions:
Net proceeds from sales of shares	55,273,555	22,825,103	12,113,369	12,019,862
Exchanged from associated funds	2,127,040	2,889,489	6,173,307	8,616,894
Total	57,400,595	25,714,592	18,286,676	20,636,756
Cost of shares repurchased	(75,460,902)	(84,361,707)	(22,514,159)	(18,117,827)
Exchanged into associated funds	(5,135,391)	(6,326,676)	(5,899,152)	(2,977,424)
Total	(80,596,293)	(90,688,383)	(28,413,311)	(21,095,251)
Decrease in Net Assets from Capital Share Transactions	(23,195,698)	(64,973,791)	(10,126,635)	(458,495)
Increase in Net Assets	74,530,361	2,840,992	24,687,138	17,487,292
Net Assets:
Beginning of year	365,689,881	362,848,889	93,524,640	76,037,348
End of Year*	$440,220,242	$365,689,881	$118,211,778	$93,524,640

* Net of accumulated net investment loss:	$(1,258)	$—	$(49,556)	$(94,109)
† Certain amounts for the year ended October 31, 2006 were
reclassified to conform to the current year’s presentation.
See Notes to Financial Statements.

Notes to Financial Statements

1.

Organization and Multiple Classes of Shares — Seligman Global Fund Series, Inc. (the “Series”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The Series consists of five separate Funds: Seligman Emerging Markets Fund (the “Emerging Markets Fund”), Seligman Global Growth Fund (the “Global Growth Fund”), Seligman Global Smaller Companies Fund (the “Global Smaller Companies Fund”), Seligman Global Technology Fund (the “Global Technology Fund”), and Seligman International Growth Fund (the “International Growth Fund”). Each Fund of the Series offers six classes of shares with the exception of Global Technology Fund, which offers five classes of shares (Class I shares are not offered).

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C and Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Prior to June 4, 2007, Class C shares were sold primarily with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase; and shares purchased through certain financial intermediaries were bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Series’ Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Series:

a.

Security Valuation — Net asset value per share is calculated as of the close of business of the New York Stock Exchange (“NYSE”), normally
4:00 p.m. Eastern time. Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Other securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices. Notwithstanding these valuation methods, the Funds may adjust the value of securities as described below.

Many securities markets and exchanges outside the United States (“US”) close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after the local market close but before the close of the NYSE. The Board of Directors approved fair value procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationship between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any), and movements in country or regional exchange-traded funds or futures contracts. The factors used vary with each security, depending on which factors have been most important historically.

Other securities for which market quotations are not readily available or are otherwise no longer valid or reliable are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Short-term holdings which mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value.

b.

Foreign Securities — Investments in foreign securities are subject to certain risks, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Investments in foreign securities will be traded primarily in foreign currencies, and each Fund may temporarily hold funds in foreign currencies. The books and records of the Series are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

(i) market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;

(ii) purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

Notes to Financial Statements

The Series’ net asset values per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and losses. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

The Series does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

c.

Options — Each Fund is authorized to write and purchase put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or a Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no written options for the year ended October 31, 2007.

d.

Forward Currency Contracts — The Series may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation of investments and foreign currency transactions. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss on investments and foreign currency transactions.

e.

Multiple Class Allocations — Each Fund’s income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Fund based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended October 31, 2007, distribution and service (12b-1) fees, shareholder account services and registration expenses were class-specific expenses.

f.	Security Transactions and Related Investment Income —

Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividends. Interest income is recorded on an accrual basis.

	g.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend dates.

h.

Taxes — There is no provision for federal income tax. Each Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized, if any, annually. Withholding taxes on foreign dividends and interest and taxes on the sale of foreign securities have been provided for in accordance with the Series’ understanding of the applicable country’s tax rules and rates.

3.

Management Fee, Distribution Services, and Other Transactions — J. & W. Seligman Co. Incorporated (the “Manager”) manages the affairs of the Series and provides or arranges for the necessary personnel and facilities. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of each Fund’s average daily net assets. The annual management fee rate with respect to the Emerging Markets Fund is equal to 1.25% of the first $1 billion of the Fund’s average daily net assets, 1.15% of the next $1 billion of the Fund’s average daily net assets, and 1.05% of the Fund’s average daily net assets in excess of $2 billion. The annual management fee rate with respect to the Global Growth Fund and the International Growth Fund is equal to 1.00% on the first $50 million of the Fund’s average daily net assets, 0.95% on the next $1 billion of the Fund’s average daily net assets, and 0.90% of the Fund’s average daily net assets in excess of $1.05 billion. The annual management fee rate with respect to Global Smaller Companies Fund is equal to 1.00% on the first $100 million of the Fund’s average daily net assets, and 0.90% of the Fund’s average daily net assets in excess of $100 million. The annual management fee rate with respect to the Global Technology Fund is equal to 1.00% of the first $2 billion of the Fund’s average daily net assets, 0.95% of the next $2 billion of the Fund’s average daily net assets, and 0.90% of the Fund’s average daily net assets in excess of $4 billion.

The management fees reflected in the Statements of Operations for Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund, Global Technology Fund, and International Growth Fund were 1.25%, 1.00%, 0.95%, 1.00% and 0.97%, respectively, per annum of the average daily net assets of each of the Funds of the Series.

Wellington Management Company, LLP (the “Subadviser”), is the Subadviser to the Series and is responsible for furnishing investment advice, research and assistance with respect to Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund and International Growth Fund (the “Subadvised Funds”). Under the subadvisory agreement, the Manager pays the Subadviser a subadvisory fee for each of the Subadvised Funds determined as follows: for Emerging Markets Fund, the Subadviser receives 0.65% of the Fund’s average daily net assets; for Global Growth Fund and International Growth Fund, the Subadviser receives 0.45% on the first $50 million of each Fund’s average daily net assets and 0.40% of each Fund’s daily net assets in excess of $50 million; for Global Smaller Companies Fund, the Subadviser receives 0.75% on the first $100 million of the Fund’s average daily net assets and 0.65% of the Fund’s average daily net assets in excess of $100 million.

The Manager has contractually undertaken to waive its management fee and/or to reimburse expenses to the extent a Fund’s “other expenses” (other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of average daily net assets of Seligman Emerging Markets Fund, Seligman Global Growth Fund, and Seligman International Growth Fund. These undertakings will remain in effect at least until February 29, 2008. Other fee waiver/expense reimbursement arrangements were in effect prior to these current arrangements.

Notes to Financial Statements

For the year ended October 31, 2007, the amount of expenses reimbursed by the Manager was as follows:

Fund	Reimbursements
Emerging Markets Fund	$111,970
Global Growth Fund	83,224

Compensation of all officers of the Series, all directors of the Series who are employees of the Manager, and all personnel of the Series and the Manager is paid by the Manager.

For the year ended October 31, 2007, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of each Fund’s shares and an affiliate of the Manager, received commissions and concessions from sales of Class A and (prior to June 4, 2007) Class C shares. Commissions were also paid to dealers for sales of Class A and Class C shares as follows:

	Commissions
	and Concessions
	Retained by	Dealer
Fund	Distributor	Commissions
Emerging Markets Fund	$20,216	$75,807
Global Growth Fund	2,460	10,232
Global Smaller Companies Fund	5,112	37,806
Global Technology Fund	38,315	271,685
International Growth Fund	5,847	43,065

Each Fund of the Series has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Series monthly pursuant to the Plan. For the year ended October 31, 2007, fees incurred by the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund, the Global Technology Fund, and the International Growth Fund, aggregated $161,590, $62,215, $305,950, $647,057, and $126,551, respectively, or 0.25% per annum of the average daily net assets of each Fund’s Class A shares.

Under the Plan, with respect to Class B, Class C, Class D, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25% in the case of Class R) on an annual basis of such average daily net assets. Such fees are paid monthly by the Series to the Distributor pursuant to the Plan.

For the year ended October 31, 2007, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, Class D, and 0.50% per annum of the average daily net assets of Class R shares, were as follows:

Fund	Class B	Class C	Class D	Class R
Emerging Markets Fund	$71,840	$74,730	$255,689	$19,911
Global Growth Fund	32,826	32,517	82,719	113
Global Smaller Companies Fund	85,988	84,414	468,383	1,622
Global Technology Fund	313,123	229,158	682,782	3,359
International Growth Fund	83,146	79,084	200,055	1,487

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service (12b-1) fees pursuant to the Plan. For the year ended October 31, 2007, the Distributor and Seligman Services, Inc. received distribution and service (12b-1) fees pursuant to the Plan, as follows:

Distribution and
Fund	Service (12b-1) Fees
Emerging Markets Fund	$13,918
Global Growth Fund	4,594
Global Smaller Companies Fund	15,606
Global Technology Fund	56,572
International Growth Fund	6,531

The Distributor is entitled to retain any CDSC imposed on certain redemptions of shares. For the year ended October 31, 2007, such charges were as follows:

Fund	Amount
Emerging Markets Fund	$4,682
Global Growth Fund	962
Global Smaller Companies Fund	12,536
Global Technology Fund	9,328
International Growth Fund	8,736

The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

For the year ended October 31, 2007, Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

Fund	Amount
Emerging Markets Fund	$538,708
Global Growth Fund	198,650
Global Smaller Companies Fund	653,856
Global Technology Fund	1,196,998
International Growth Fund	348,124

These charges are determined in accordance with a methodology approved by the Series directors. Class I shares receive more limited shareholder services than the Funds’ other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

For each Fund, costs of Seligman Data Corp. directly attributable to the Retail Classes were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their respective net asset values, shareholder transaction volumes and number of shareholder accounts.

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2019, respectively. The obligation of the Series to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of

Notes to Financial Statements

October 31, 2007, the Series’ potential obligation under the Guaranties is $1,373,500. As of October 31, 2007, no event has occurred which would result in the Series becoming liable to make any payment under the Guaranties. Each Fund would bear a portion of any payments made by the Series under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to each Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Series has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Series or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/losses accrued thereon is included in directors’ fees and expenses, and the accumulated balances thereof at October 31, 2007 are included in accrued expenses and other liabilities as follows:

Fund	Amount
Emerging Markets Fund	$706
Global Growth Fund	562
Global Smaller Companies Fund	1,122
Global Technology Fund	1,258
International Growth Fund	703

Deferred fees and related accrued earnings are not deductible by the Series for federal income tax purposes until such amounts are paid.

4.

Committed Line of Credit — The Series is a participant in a joint $375 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. Each Fund’s borrowings have been limited to 10% of its total assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2008, but is renewable annually with the consent of the participating banks. For the year ended October 31, 2007, the Series did not borrow from the credit facility.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding options and short-term investments, for the year ended October 31, 2007, were as follows:

Fund	Purchases	Sales
Emerging Markets Fund	$125,876,872	$126,785,888
Global Growth Fund	33,524,003	44,646,132
Global Smaller Companies Fund	157,337,205	191,638,345
Global Technology Fund	759,474,091	780,258,978
International Growth Fund	235,740,179	243,875,726

In addition, the Global Smaller Companies Fund acquired portfolio securities with a value of $38,684,224 in exchange for Class I shares of capital stock.

6.

Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of each Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At October 31, 2007, the tax basis cost of investments for federal income tax purposes for each Fund was as follows:
Tax Basis
Fund	Cost
Emerging Markets Fund	$100,438,007
Global Growth Fund	31,679,059
Global Smaller Companies Fund	208,681,441
Global Technology Fund	362,626,286
International Growth Fund	91,880,955

The tax basis cost was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Notes to Financial Statements

The tax basis components of accumulated earnings (losses) at October 31, 2007 are presented below. Undistributed ordinary income primarily consists of net short-term capital gains.

			Global Smaller	Global
	Emerging	Global	Companies	Technology	International
	Markets Fund	Growth Fund	Fund	Fund	Growth Fund
Gross unrealized appreciation
of portfolio securities*	$62,544,974	$13,734,109	$44,297,992	$54,142,855	$25,492,445
Gross unrealized depreciation
of portfolio securities*	(260,290)	(116,617)	(17,170,097)	(8,589,485)	(179,316)
Net unrealized appreciation
of portfolio securities*	62,284,684	13,617,492	27,127,895	45,553,370	25,313,129
Net unrealized appreciation/depreciation
of foreign currencies and
forward currency contracts	(16,585)	7,044	25,869	47,651	8,387
Undistributed ordinary income	9,494,752	—	8,627,468	—	7,288,194
Accumulated net realized gains
(capital loss carryforwards)	13,128,165	(43,094,430)	17,476,781	(364,021,664)	9,979,824
Total accumulated earnings (losses)	$84,891,016	$(29,469,894)	$53,258,013	$(318,420,643)	$42,589,534

*Includes the effects of foreign currency translations.

At October 31, 2007, the Funds listed below had net capital loss carryforwards for federal income tax purposes, which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until future net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that the Funds will be able to utilize all of their capital loss carryforwards before they expire. These capital loss carryforwards expire in amounts and fiscal years as follows:

		Global
Fiscal	Global	Technology
Year	Growth Fund	Fund
2009	$16,729,539	$153,656,658
2010	26,311,335	193,291,796
2011	53,556	17,073,210
Total	$43,094,430	$364,021,664

During the year ended October 31, 2007, the Global Growth Fund, the Global Technology Fund and the International Growth Fund utilized $5,805,259, $74,928,813 and $2,984,767, respectively, of prior years’ capital loss carryforwards to offset current year’s net capital gains.

The tax characterization of distributions paid for the year ended October 31, 2007, were as follows:

	Ordinary	Long-Term
	Income	Capital Gain
Emerging Markets Fund	$5,000,447	$6,234,403
Global Smaller Companies Fund	10,057,417	15,047,622

A portion of the cost of the shares repurchased from shareholders represents capital gain distributions for tax purposes. For the year ended October 31, 2007, these amounts were as follows:

	Cost of Shares	Capital Gain
	Repurchased	Distributions
Emerging Markets Fund	$37,471,282	$1,613,000
Global Smaller Companies Fund	48,672,466	1,918,000
International Growth Fund	28,413,311	1,151,000

This information is provided for federal tax purposes only.

Notes to Financial Statements

7.	Outstanding Forward Currency Contracts — At October 31, 2007, the Series had outstanding forward currency contracts to purchase or sell foreign currencies as follows:

					Unrealized
	Foreign	In Exchange	Settlement		Appreciation
Contract	Currency	For US$	Date	Value US$	(Depreciation)
Emerging Markets Fund
Bought:
Hong Kong dollars	5,907,367	762,231	11/1/07	762,216	$(15)
Israeli shekel	3,558,003	897,919	11/1/07	900,077	2,158
Hong Kong dollar	1,122,803	144,855	11/2/07	144,873	18
Israeli shekel	881,986	222,780	11/2/07	223,118	338
South African rand	5,775,037	888,249	11/2/07	888,296	47
British pounds	111,499	231,907	11/5/07	231,840	(67)
South African rand	881,717	134,582	11/5/07	135,623	1,041
Hong Kong dollars	269,997	34,838	11/6/07	34,837	(1)
South African rand	1,165,525	178,146	11/6/07	179,277	1,131
South African rand	4,760,247	728,145	11/7/07	732,205	4,060
					$8,710
Sold:
Turkish lira	48,825	41,082	11/1/07	41,869	$(787)
Hong Kong dollars	235,804	30,422	11/2/07	30,425	(3)
Turkish lira	1,531,259	1,303,755	11/2/07	1,313,089	(9,334)
South African rand	20,663,000	2,906,229	4/4/08	3,096,549	(190,320)
					$(200,444)
Global Growth Fund
Bought:
Euros	83,989	121,288	11/1/07	121,661	$373
Hong Kong dollars	77,726	10,029	11/6/07	10,029	—
					$373
Sold:
Japanese yen	809,339	7,058	11/1/07	7,015	$43
Japanese yen	2,138,091	18,623	11/2/07	18,533	90
Japanese yen	2,299,728	19,982	11/5/07	19,935	47
					$180

Notes to Financial Statements

					Unrealized
	Foreign	In Exchange	Settlement		Appreciation
Contract	Currency	For US$	Date	Value US$	(Depreciation)
Global Smaller Companies Fund
Bought:
Australian dollars	94,007	86,661	11/1/07	87,558	$897
Norwegian krone	2,097,066	393,298	11/1/07	390,748	(2,550)
Hong Kong dollars	3,042,021	392,514	11/2/07	392,506	(8)
Hong Kong dollars	912,466	117,719	11/2/07	117,734	15
Japanese yen	25,686,607	223,735	11/2/07	222,655	(1,080)
Norwegian krone	412,941	76,901	11/5/07	76,943	42
					$(2,684)
Sold:
British pounds	175,027	361,116	11/1/07	363,934	$(2,818)
Canadian dollars	128,070	131,455	11/1/07	135,574	(4,119)
Canadian dollars	122,953	128,896	11/1/07	130,157	(1,261)
Hong Kong dollars	2,791,560	360,197	11/1/07	360,190	7
Japanese yen	57,916,398	505,079	11/1/07	502,028	3,051
Australian dollars	190,016	174,473	11/2/07	176,981	(2,508)
Euros	613,639	886,175	11/2/07	888,886	(2,711)
Euros	394,347	571,685	11/2/07	571,231	454
Australian dollars	371,552	343,128	11/5/07	346,064	(2,936)
British pounds	112,645	234,290	11/5/07	234,222	68
Euros	606,014	878,586	11/5/07	877,840	746
Japanese yen	8,509,222	73,935	11/5/07	73,759	176
					$(11,851)
International Growth Fund
Bought:
Euros	488,596	705,581	11/1/07	707,755	$2,174
Hong Kong dollars	196,362	25,337	11/6/07	25,336	(1)
					$2,173
Sold:
Japanese yen	19,825,450	172,894	11/1/07	171,849	$1,045
Japanese yen	13,224,084	115,184	11/2/07	114,628	556
Japanese yen	4,319,282	37,529	11/5/07	37,440	89
					$1,690

Notes to Financial Statements

8.

Capital Share Transactions — The Series has 2,000,000,000 shares of Capital Stock authorized. The Board of Directors of the Series, at its discretion, may classify any unissued shares of Capital Stock among any Fund of the Series. At October 31, 2007, 400,000,000 shares were authorized for each Fund of the Series, all at a par value of $0.001 per share. Transactions in shares of Capital Stock were as follows:

Emerging Markets Fund

	Year Ended October 31,				Year Ended October 31,
	2007		2006		2007		2006
Class A					Class B
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	780,036	$11,131,911	993,345	$11,539,936	37,195	$475,719	55,425	$598,988
Exchanged from associated funds	379,059	5,465,656	653,834	7,550,655	69,136	917,575	305,967	3,219,405
Investment of gain distributions	431,184	5,057,797	287,573	2,844,096	72,521	771,619	49,637	453,683
Conversion from Class B*	79,660	1,165,338	150,083	1,731,623	—	—	—	—
Total	1,669,939	22,820,702	2,084,835	23,666,310	178,852	2,164,913	411,029	4,272,076
Cost of shares repurchased	(1,073,114)	(15,442,473)	(1,817,140)	(21,184,451)	(115,446)	(1,457,760)	(127,185)	(1,361,080)
Exchanged into associated funds	(405,056)	(5,413,847)	(608,152)	(7,021,344)	(62,037)	(727,767)	(191,418)	(2,089,736)
Conversion to Class A*	—	—	—	—	(88,089)	(1,165,338)	(162,858)	(1,731,623)
Total	(1,478,170)	(20,856,320)	(2,425,292)	(28,205,795)	(265,572)	(3,350,865)	(481,461)	(5,182,439)
Increase (decrease)	191,769	$1,964,382	(340,457)	$(4,539,485)	(86,720)	$(1,185,952)	(70,432)	$(910,363)
Class C					Class D
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	135,219	$1,703,646	182,111	$1,972,738	588,308	$7,479,540	586,256	$6,278,859
Exchanged from associated funds	47,816	642,231	97,660	1,038,157	141,515	1,886,629	272,937	2,928,650
Investment of gain distributions	65,591	700,514	32,529	296,483	226,689	2,423,309	105,427	966,762
Total	248,626	3,046,391	312,300	3,307,378	956,512	11,789,478	964,620	10,174,271
Cost of shares repurchased	(104,321)	(1,280,590)	(130,473)	(1,327,723)	(591,903)	(7,729,622)	(384,088)	(4,110,332)
Exchanged into associated funds	(58,450)	(687,444)	(83,445)	(871,431)	(84,962)	(1,055,281)	(236,429)	(2,434,698)
Total	(162,771)	(1,968,034)	(213,918)	(2,199,154)	(676,865)	(8,784,903)	(620,517)	(6,545,030)
Increase	85,855	$1,078,357	98,382	$1,108,224	279,647	$3,004,575	344,103	$3,629,241
Class I					Class R
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	116,909	$1,756,303	132,064	$1,584,664	324,602	$4,982,221	164,257	$1,870,520
Exchanged from associated funds	—	—	—	—	—	—	85	1,055
Investment of gain distributions	68,602	849,295	42,487	438,461	23,001	268,656	5,054	49,887
Total	185,511	2,605,598	174,551	2,023,125	347,603	5,250,877	169,396	1,921,462
Cost of shares repurchased	(197,520)	(2,837,409)	(176,640)	(2,211,198)	(59,341)	(839,073)	(49,701)	(558,014)
Exchanged into associated funds	—	—	—	—	(1)	(16)	(351)	(4,165)
Total	(197,520)	(2,837,409)	(176,640)	(2,211,198)	(59,342)	(839,089)	(50,052)	(562,179)
Increase (decrease)	(12,009)	$(231,811)	(2,089)	$(188,073)	288,261	$4,411,788	119,344	$1,359,283

See footnote on page 49.

Notes to Financial Statements

Global Growth Fund

	Year Ended October 31,				Year Ended October 31,
	2007		2006		2007		2006
Class A					Class B
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	83,079	$807,445	411,890	$3,621,384	15,757	$134,337	37,722	$283,571
Exchanged from associated funds	234,859	2,097,922	41,754	347,721	19,485	171,749	29,027	221,247
Conversion from Class B*	47,449	470,357	143,706	1,187,570	—	—	—	—
Total	365,387	3,375,724	597,350	5,156,675	35,242	306,086	66,749	504,818
Cost of shares repurchased	(622,060)	(5,833,004)	(875,325)	(7,251,968)	(119,954)	(1,018,913)	(263,928)	(1,990,799)
Exchanged into associated funds	(267,392)	(2,406,134)	(271,087)	(2,180,182)	(6,153)	(50,969)	(43,360)	(330,139)
Conversion to Class A*	—	—	—	—	(52,239)	(470,357)	(157,228)	(1,187,570)
Total	(889,452)	(8,239,138)	(1,146,412)	(9,432,150)	(178,346)	(1,540,239)	(464,516)	(3,508,508)
Decrease	(524,065)	$(4,863,414)	(549,062)	$(4,275,475)	(143,104)	$(1,234,153)	(397,767)	$(3,003,690)
Class C					Class D
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	23,114	$197,495	34,570	$263,103	44,818	$388,278	62,054	$470,296
Exchanged from associated funds	37,932	360,197	20,906	158,356	14,292	132,547	60,725	456,519
Total	61,046	557,692	55,476	421,459	59,110	520,825	122,779	926,815
Cost of shares repurchased	(80,149)	(690,104)	(129,715)	(964,742)	(276,351)	(2,334,767)	(459,702)	(3,455,696)
Exchanged into associated funds	(11,849)	(99,212)	(12,885)	(97,523)	(40,155)	(337,336)	(47,921)	(369,844)
Total	(91,998)	(789,316)	(142,600)	(1,062,265)	(316,506)	(2,672,103)	(507,623)	(3,825,540)
Decrease	(30,952)	$(231,624)	(87,124)	$(640,806)	(257,396)	$(2,151,278)	(384,844)	$(2,898,725)
Class I					Class R
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	16,961	$169,512	54,173	$457,393	68	$615	137	$1,135
Exchanged from associated funds	—	—	—	—	—	—	2,231	18,427
Total	16,961	169,512	54,173	457,393	68	615	2,368	19,562
Cost of shares repurchased	(158,171)	(1,466,130)	(47,854)	(408,427)	(196)	(1,716)	(9)	(76)
Increase (decrease)	(141,210)	$(1,296,618)	6,319	$48,966	(128)	$(1,101)	2,359	$19,486

See footnote on page 49.

Notes to Financial Statements

Global Smaller Companies Fund

	Year Ended October 31,				Year Ended October 31,
	2007		2006		2007		2006
Class A					Class B
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	548,297	$9,811,660	513,800	$9,077,603	19,834	$308,702	54,836	$871,992
Exchanged from associated funds	61,034	1,108,343	99,290	1,754,310	9,325	146,486	81,188	1,030,660
Investment of gain distributions	737,084	12,206,102	357,716	5,680,532	89,572	1,288,046	72,838	1,280,065
Conversion from Class B*	99,703	1,800,388	367,723	6,547,693	—	—	—	—
Total	1,446,118	24,926,493	1,338,529	23,060,138	118,731	1,743,234	208,862	3,182,717
Cost of shares repurchased	(1,230,182)	(22,442,552)	(1,295,724)	(22,929,175)	(160,704)	(2,514,059)	(261,732)	(4,136,394)
Exchanged into associated funds	(143,768)	(2,551,977)	(395,585)	(6,561,686)	(21,135)	(327,331)	(46,540)	(728,504)
Conversion to Class A*	—	—	—	—	(115,053)	(1,800,388)	(413,890)	(6,547,693)
Total	(1,373,950)	(24,994,529)	(1,691,309)	(29,490,861)	(296,892)	(4,641,778)	(722,162)	(11,412,591)
Increase (decrease)	72,168	$(68,036)	(352,780)	$(6,430,723)	(178,161)	$(2,898,544)	(513,300)	$(8,229,874)
Class C					Class D
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	86,075	$1,319,673	177,508	$2,856,663	195,303	$3,068,684	239,388	$3,786,983
Exchanged from associated funds	67,811	1,087,918	25,784	396,288	32,360	526,968	79,805	1,271,790
Investment of gain distributions	68,354	987,038	27,925	396,252	433,939	6,257,407	216,227	3,066,126
Total	222,240	3,394,629	231,217	3,649,203	661,602	9,853,059	535,420	8,124,899
Cost of shares repurchased	(112,052)	(1,782,863)	(122,038)	(1,942,658)	(711,639)	(11,195,008)	(628,292)	(9,898,877)
Exchanged into associated funds	(55,106)	(871,280)	(73,759)	(1,137,776)	(123,552)	(1,900,042)	(195,016)	(2,982,142)
Total	(167,158)	(2,654,143)	(195,797)	(3,080,434)	(835,191)	(13,095,050)	(823,308)	(12,881,019)
Increase (decrease)	55,082	$740,486	35,420	$568,769	(173,589)	$(3,241,991)	(287,888)	$(4,756,120)
Class I					Class R
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	2,388,713	$47,000,062	103,035	$1,850,339	24,459	$459,179	1,807	$31,838
Exchanged from associated funds	—	—	—	—	124	2,369	—	—
Investment of gain distributions	81,680	1,400,822	36,382	591,939	1,017	16,708	425	6,713
Total	2,470,393	48,400,884	139,417	2,442,278	25,600	478,256	2,232	38,551
Cost of shares repurchased	(265,961)	(5,074,131)	(106,403)	(1,978,363)	(274)	(5,276)	(1,249)	(21,975)
Exchanged into associated funds	—	—	—	—	(472)	(7,947)	(243)	(4,299)
Total	(265,961)	(5,074,131)	(106,403)	(1,978,363)	(746)	(13,223)	(1,492)	(26,274)
Increase	2,204,432	$43,326,753	33,014	$463,915	24,854	$465,033	740	$12,277

See footnote on page 49.

Notes to Financial Statements

Global Technology Fund

	Year Ended October 31,				Year Ended October 31,
	2007		2006		2007		2006
Class A					Class B
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	2,145,693	$37,663,804	1,040,135	$15,107,747	144,040	$2,193,119	169,254	$2,192,124
Exchanged from associated funds	65,684	1,145,278	122,287	1,733,388	20,394	316,476	29,568	383,305
Conversion from Class B*	288,597	5,291,937	403,730	5,816,844	—	—	—	—
Total	2,499,974	44,101,019	1,566,152	22,657,979	164,434	2,509,595	198,822	2,575,429
Cost of shares repurchased	(2,956,618)	(50,405,265)	(3,784,945)	(54,246,236)	(527,066)	(7,956,651)	(841,771)	(10,754,298)
Exchanged into associated funds	(172,509)	(2,923,617)	(261,962)	(3,727,380)	(42,460)	(629,373)	(59,936)	(765,311)
Conversion to Class A*	—	—	—	—	(328,427)	(5,291,937)	(454,995)	(5,816,844)
Total	(3,129,127)	(53,328,882)	(4,046,907)	(57,973,616)	(897,953)	(13,877,961)	(1,356,702)	(17,336,453)
Decrease	(629,153)	$(9,227,863)	(2,480,755)	$(35,315,637)	(733,519)	$(11,368,366)	(1,157,880)	$(14,761,024)
Class C					Class D
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	413,683	$6,316,564	263,093	$3,407,327	526,823	$8,251,758	143,718	$1,868,921
Exchanged from associated funds	24,462	382,806	16,296	205,977	18,882	282,480	45,038	566,819
Total	438,145	6,699,370	279,389	3,613,304	545,705	8,534,238	188,756	2,435,740
Cost of shares repurchased	(294,811)	(4,448,068)	(346,008)	(4,411,830)	(824,408)	(12,398,282)	(1,163,885)	(14,829,978)
Exchanged into associated funds	(33,600)	(486,067)	(32,212)	(406,768)	(73,391)	(1,096,334)	(111,372)	(1,423,719)
Total	(328,411)	(4,934,135)	(378,220)	(4,818,598)	(897,799)	(13,494,616)	(1,275,257)	(16,253,697)
Increase (decrease)	109,734	$1,765,235	(98,831)	$(1,205,294)	(352,094)	$(4,960,378)	(1,086,501)	$(13,817,957)
Class R
	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	48,031	$848,310	17,924	$248,984
Cost of shares repurchased	(14,827)	(252,636)	(8,031)	(119,365)
Exchanged into associated funds	—	—	(234)	(3,498)
Total	(14,827)	(252,636)	(8,265)	(122,863)
Increase	33,204	$595,674	9,659	$126,121

See footnote on page 49.

Notes to Financial Statements

International Growth Fund

	Year Ended October 31,				Year Ended October 31,
	2007		2006		2007		2006
Class A					Class B
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	277,635	$4,967,857	356,391	$5,172,709	30,026	$466,736	47,753	$622,047
Exchanged from associated funds	205,994	3,459,594	348,106	5,132,069	45,598	711,148	138,056	1,871,116
Conversion from Class B*	36,239	684,407	65,563	958,568	—	—	—	—
Total	519,868	9,111,858	770,060	11,263,346	75,624	1,177,884	185,809	2,493,163
Cost of shares repurchased	(597,730)	(10,741,794)	(593,067)	(8,569,192)	(97,009)	(1,524,607)	(148,380)	(1,960,601)
Exchanged into associated funds	(207,735)	(3,448,011)	(91,359)	(1,318,007)	(30,076)	(469,086)	(62,625)	(818,467)
Conversion to Class A*	—	—	—	—	(40,606)	(684,407)	(72,805)	(958,568)
Total	(805,465)	(14,189,805)	(684,426)	(9,887,199)	(167,691)	(2,678,100)	(283,810)	(3,737,636)
Increase (decrease)	(285,597)	$(5,077,947)	85,634	$1,376,147	(92,067)	$(1,500,216)	(98,001)	$(1,244,473)
Class C					Class D
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	101,336	$1,601,391	87,146	$1,147,771	193,531	$3,069,770	272,796	$3,573,943
Exchanged from associated funds	67,867	1,063,548	42,704	550,313	59,796	936,427	80,676	1,062,316
Total	169,203	2,664,939	129,850	1,698,084	253,327	4,006,197	353,472	4,636,259
Cost of shares repurchased	(133,043)	(2,073,258)	(75,815)	(997,752)	(399,031)	(6,251,877)	(393,963)	(5,151,983)
Exchanged into associated funds	(40,192)	(616,784)	(20,240)	(257,447)	(85,937)	(1,360,222)	(44,832)	(580,448)
Total	(173,235)	(2,690,042)	(96,055)	(1,255,199)	(484,968)	(7,612,099)	(438,795)	(5,732,431)
Increase (decrease)	(4,032)	$(25,103)	33,795	$442,885	(231,641)	$(3,605,902)	(85,323)	$(1,096,172)
Class I					Class R
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	93,533	$1,734,100	98,011	$1,476,152	15,288	$273,515	1,874	$27,240
Exchanged from associated funds	—	—	—	—	140	2,590	75	1,080
Total	93,533	1,734,100	98,011	1,476,152	15,428	276,105	1,949	28,320
Cost of shares repurchased	(102,735)	(1,918,723)	(89,919)	(1,424,691)	(206)	(3,900)	(941)	(13,608)
Exchanged into associated funds	—	—	—	—	(306)	(5,049)	(206)	(3,055)
Total	(102,735)	(1,918,723)	(89,919)	(1,424,691)	(512)	(8,949)	(1,147)	(16,663)
Increase (decrease)	(9,202)	$(184,623)	8,092	$51,461	14,916	$267,156	802	$11,657

* Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

Notes to Financial Statements

9.

Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman mutual funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of the Seligman open-end registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to Global Growth Fund, Global Smaller Companies Fund and Global Technology Fund, and agreed to waive a portion of its management fee with respect to another mutual fund.

Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor. The Manager believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. The Manager believes that, although the court announced on September 26, 2007 that it would abstain, on procedural grounds, from deciding the issue, the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance,

that the Manager, the Distributor and Seligman Data Corp. (collectively, “Seligman”) permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, relief sought by the Attorney General or other sanctions or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing investment advisory and other services, including serving as an investment adviser for the Seligman Funds and other registered investment companies and acting as principal underwriter for the Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide investment advisory and other services. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds and such other investment companies or other adverse consequences.

10.

Recently Issued Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. FIN 48 is effective for fiscal years beginning after December 15, 2006 and, in accordance with SEC guidance, can be implemented within the first required financial statement reporting period. Accordingly, the Funds will incorporate the effects, if any, of FIN 48 in their financial statements in their semi-annual report for the six months ending April 30, 2008. The Funds are currently evaluating the impact of the adoption of FIN 48 and, based on progress to date, do not believe it will have a material impact on their respective financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Series is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Series’ financial statements.

Financial Highlights

The tables below are intended to help you understand the financial performance of each of the Fund’s Classes for the periods presented. Certain information reflects financial results for a single share of a class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions, if any. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Emerging Markets Fund

CLASS A
	Year Ended October 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Year	$12.62	$10.19	$7.67	$6.47	$4.34
Income (Loss) from Investment Operations:
Net investment loss	(0.10)	(0.03)	(0.01)	(0.04)	(0.06)
Net realized and unrealized gain on investments and
foreign currency transactions***	7.89	3.18	2.53	1.24	2.19
Total from Investment Operations	7.79	3.15	2.52	1.20	2.13
Less Distributions:
Distributions from net realized capital gain	(1.39)	(0.72)	—	—	—
Net Asset Value, End of Year	$19.02	$12.62	$10.19	$7.67	$6.47
Total Return	68.61%	32.80%	32.86%	18.55%	49.08%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$87,269	$55,515	$48,276	$34,066	$34,744
Ratio of expenses to average net assets	2.35%	2.35%	2.58%	3.03%	3.61%
Ratio of net investment loss to average net assets	(0.74)%	(0.29)%	(0.08)%	(0.53)%	(1.20)%
Portfolio turnover rate	106.56%	110.49%	129.33%	106.84%	251.65%
Without expense reimbursementø:
Ratio of expenses to average net assets	2.45%	2.46%	2.78%
Ratio of net investment loss to average net assets	(0.84)%	(0.40)%	(0.28)%

CLASS B
	Year Ended October 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Year	$11.58	$9.47	$7.19	$6.11	$4.13
Income (Loss) from Investment Operations:
Net investment loss	(0.19)	(0.11)	(0.07)	(0.09)	(0.09)
Net realized and unrealized gain on investments and
foreign currency transactions***	7.13	2.94	2.35	1.17	2.07
Total from Investment Operations	6.94	2.83	2.28	1.08	1.98
Less Distributions:
Distributions from net realized capital gain	(1.39)	(0.72)	—	—	—
Net Asset Value, End of Year	$17.13	$11.58	$9.47	$7.19	$6.11
Total Return	67.30%	31.85%	31.71%	17.68%	47.94%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$8,732	$6,908	$6,317	$7,847	$8,885
Ratio of expenses to average net assets	3.10%	3.10%	3.33%	3.78%	4.36%
Ratio of net investment loss to average net assets	(1.49)%	(1.04)%	(0.83)%	(1.28)%	(1.95)%
Portfolio turnover rate	106.56%	110.49%	129.33%	106.84%	251.65%
Without expense reimbursementø:
Ratio of expenses to average net assets	3.20%	3.21%	3.53%
Ratio of net investment loss to average net assets	(1.59)%	(1.15)%	(1.03)%

See footnotes on page 65.

Financial Highlights

Emerging Markets Fund (continued)

CLASS C
	Year Ended October 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Year	$11.62	$9.50	$7.20	$6.12	$4.13
Income (Loss) from Investment Operations:
Net investment loss	(0.19)	(0.11)	(0.07)	(0.09)	(0.09)
Net realized and unrealized gain on investments and
foreign currency transactions***	7.16	2.95	2.37	1.17	2.08
Total from Investment Operations	6.97	2.84	2.30	1.08	1.99
Less Distributions:
Distributions from net realized capital gain	(1.39)	(0.72)	—	—	—
Net Asset Value, End of Year	$17.20	$11.62	$9.50	$7.20	$6.12
Total Return	67.33%	31.85%	31.94%	17.65%	48.18%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$10,507	$6,101	$4,053	$2,243	$1,868
Ratio of expenses to average net assets	3.10%	3.10%	3.33%	3.78%	4.36%
Ratio of net investment loss to average net assets	(1.49)%	(1.04)%	(0.83)%	(1.28)%	(1.95)%
Portfolio turnover rate	106.56%	110.49%	129.33%	106.84%	251.65%
Without expense reimbursementø:
Ratio of expenses to average net assets	3.20%	3.21%	3.53%
Ratio of net investment loss to average net assets	(1.59)%	(1.15)%	(1.03)%

CLASS D
	Year Ended October 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Year	$11.62	$9.50	$7.20	$6.11	$4.13
Income (Loss) from Investment Operations:
Net investment loss	(0.19)	(0.11)	(0.07)	(0.09)	(0.09)
Net realized and unrealized gain on investments and
foreign currency transactions***	7.16	2.95	2.37	1.18	2.07
Total from Investment Operations	6.97	2.84	2.30	1.09	1.98
Less Distributions:
Distributions from net realized capital gain	(1.39)	(0.72)	—	—	—
Net Asset Value, End of Year	$17.20	$11.62	$9.50	$7.20	$6.11
Total Return	67.31%	31.85%	31.94%	17.84%	47.94%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$35,113	$20,471	$13,459	$10,684	$8,551
Ratio of expenses to average net assets	3.10%	3.10%	3.33%	3.78%	4.36%
Ratio of net investment loss to average net assets	(1.49)%	(1.04)%	(0.83)%	(1.28)%	(1.95)%
Portfolio turnover rate	106.56%	110.49%	129.33%	106.84%	251.65%
Without expense reimbursementø:
Ratio of expenses to average net assets	3.20%	3.21%	3.53%
Ratio of net investment loss to average net assets	(1.59)%	(1.15)%	(1.03)%

See footnotes on page 65.

Financial Highlights

Emerging Markets Fund (continued)

CLASS I
	Year Ended October 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Year	$13.25	$10.60	$7.92	$6.61	$4.37
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.02)	0.04	0.06	0.05	— **
Net realized and unrealized gain on investments
and foreign currency transactions***	8.36	3.33	2.62	1.26	2.24
Total from Investment Operations	8.34	3.37	2.68	1.31	2.24
Less Distributions:
Distributions from net realized capital gain	(1.39)	(0.72)	—	—	—
Net Asset Value, End of Year	$20.20	$13.25	$10.60	$7.92	$6.61
Total Return	69.61%	33.66%	33.84%	19.82%	51.26%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$12,043	$8,060	$6,470	$4,836	$3,444
Ratio of expenses to average net assets	1.72%	1.73%	1.89%	1.87%	2.35%
Ratio of net investment income (loss) to average net assets	(0.11)%	0.34%	0.62%	0.63%	0.06%
Portfolio turnover rate	106.56%	110.49%	129.33%	106.84%	251.65%

CLASS R
					4/30/03*
	Year Ended October 31,				to
	2007	2006	2005	2004	10/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$12.58	$10.17	$7.67	$6.47	$4.58
Income (Loss) from Investment Operations:
Net investment loss	(0.14)	(0.06)	(0.03)	(0.06)	(0.05)
Net realized and unrealized gain on investments
and foreign currency transactions***	7.85	3.19	2.53	1.26	1.94
Total from Investment Operations	7.71	3.13	2.50	1.20	1.89
Less Distributions:
Distributions from net realized capital gain	(1.39)	(0.72)	—	—	—
Net Asset Value, End of Period	$18.90	$12.58	$10.17	$7.67	$6.47
Total Return	68.16%	32.66%	32.59%	18.55%	41.27%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$9,018	$2,377	$708	$174	$2
Ratio of expenses to average net assets	2.60%	2.60%	2.83%	3.27%	3.94%†
Ratio of net investment loss to average net assets	(0.99)%	(0.54)%	(0.33)%	(0.78)%	(1.88)%†
Portfolio turnover rate	106.56%	110.49%	129.33%	106.84%	251.65%††
Without expense reimbursementø:
Ratio of expenses to average net assets	2.70%	2.71%	3.03%
Ratio of net investment loss to average net assets	(1.09)%	(0.65)%	(0.53)%

See footnotes on page 65.

Financial Highlights

Global Growth Fund

CLASS A
	Year Ended October 31,
	2007	2006	2005	2004		2003
Per Share Data:
Net Asset Value, Beginning of Year	$8.59	$7.39	$7.31	$6.21		$5.18
Income (Loss) from Investment Operations:
Net investment loss	(0.12)	(0.08)	(0.03)	(0.08)		(0.02)
Net realized and unrealized gain on investments
and foreign currency transactions***	3.14	1.28	0.11	1.18		1.05
Total from Investment Operations	3.02	1.20	0.08	1.10		1.03
Net Asset Value, End of Year	$11.61	$8.59	$7.39	$7.31		$6.21
Total Return	35.16%	16.24%	1.09%	17.71	%øø	19.88%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$28,330	$25,477	$25,951	$31,668		$30,938
Ratio of expenses to average net assets	2.10%	2.10%	2.10%	2.30%		2.39%
Ratio of net investment loss to average net assets	(1.31)%	(0.97)%	(0.40)%	(1.17)%		(0.32)%
Portfolio turnover rate	86.05%	127.09%	269.07%	270.63%		251.04%
Without expense reimbursementø:
Ratio of expenses to average net assets	2.31%	2.26%	2.31%
Ratio of net investment loss to average net assets	(1.52)%	(1.13)%	(0.61)%

CLASS B
	Year Ended October 31,
	2007	2006	2005	2004		2003
Per Share Data:
Net Asset Value, Beginning of Year	$7.82	$6.77	$6.75	$5.78		$4.86
Income (Loss) from Investment Operations:
Net investment loss	(0.18)	(0.13)	(0.08)	(0.12)		(0.06)
Net realized and unrealized gain on investments
and foreign currency transactions***	2.85	1.18	0.10	1.09		0.98
Total from Investment Operations	2.67	1.05	0.02	0.97		0.92
Net Asset Value, End of Year	$10.49	$7.82	$6.77	$6.75		$5.78
Total Return	34.14%	15.51%	0.30%	16.78	%øø	18.93%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$3,309	$3,588	$5,800	$9,849		$12,191
Ratio of expenses to average net assets	2.85%	2.85%	2.85%	3.05%		3.15%
Ratio of net investment loss to average net assets	(2.06)%	(1.72)%	(1.15)%	(1.92)%		(1.08)%
Portfolio turnover rate	86.05%	127.09%	269.07%	270.63%		251.04%
Without expense reimbursementø:
Ratio of expenses to average net assets	3.06%	3.01%	3.06%
Ratio of net investment loss to average net assets	(2.27)%	(1.88)%	(1.36)%

See footnotes on page 65.

Financial Highlights

Global Growth Fund (continued)

CLASS C
	Year Ended October 31,
	2007	2006	2005	2004		2003
Per Share Data:
Net Asset Value, Beginning of Year	$7.83	$6.78	$6.76	$5.79		$4.87
Income (Loss) from Investment Operations:
Net investment loss	(0.18)	(0.13)	(0.08)	(0.12)		(0.06)
Net realized and unrealized gain on investments
and foreign currency transactions***	2.84	1.18	0.10	1.09		0.98
Total from Investment Operations	2.66	1.05	0.02	0.97		0.92
Net Asset Value, End of Year	$10.49	$7.83	$6.78	$6.76		$5.79
Total Return	33.97%	15.49%	0.30%	16.75	%øø	18.89%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$3,924	$3,169	$3,335	$3,208		$3,102
Ratio of expenses to average net assets	2.85%	2.85%	2.85%	3.05%		3.15%
Ratio of net investment loss to average net assets	(2.06)%	(1.72)%	(1.15)%	(1.92)%		(1.08)%
Portfolio turnover rate	86.05%	127.09%	269.07%	270.63%		251.04%
Without expense reimbursementø:
Ratio of expense to average net assets	3.06%	3.01%	3.06%
Ratio of net investment loss to average net assets	(2.27)%	(1.88)%	(1.36)%

CLASS D
	Year Ended October 31,
	2007	2006	2005	2004		2003
Per Share Data:
Net Asset Value, Beginning of Year	$7.82	$6.78	$6.75	$5.79		$4.87
Income (Loss) from Investment Operations:
Net investment loss	(0.18)	(0.13)	(0.08)	(0.12)		(0.06)
Net realized and unrealized gain on investments
and foreign currency transactions***	2.85	1.17	0.11	1.08		0.98
Total from Investment Operations	2.67	1.04	0.03	0.96		0.92
Net Asset Value, End of Year	$10.49	$7.82	$6.78	$6.75		$5.79
Total Return	34.14%	15.34%	0.44%	16.58	%øø	18.89%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$9,153	$8,841	$10,263	$13,635		$14,769
Ratio of expenses to average net assets	2.85%	2.85%	2.85%	3.05%		3.15%
Ratio of net investment loss to average net assets	(2.06)%	(1.72)%	(1.15)%	(1.92)%		(1.08)%
Portfolio turnover rate	86.05%	127.09%	269.07%	270.63%		251.04%
Without expense reimbursementø:
Ratio of expenses to average net assets	3.06%	3.01%	3.06%
Ratio of net investment loss to average net assets	(2.27)%	(1.88)%	(1.36)%

See footnotes on page 65.

Financial Highlights

Global Growth Fund (continued)

CLASS I
	Year Ended October 31,
	2007	2006	2005	2004		2003
Per Share Data:
Net Asset Value, Beginning of Year	$8.86	$7.57	$7.45	$6.29		$5.21
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.07)	(0.03)	0.01	(0.03)		0.01
Net realized and unrealized gain on investments
and foreign currency transactions***	3.24	1.32	0.11	1.19		1.07
Total from Investment Operations	3.17	1.29	0.12	1.16		1.08
Net Asset Value, End of Year	$12.03	$8.86	$7.57	$7.45		$6.29
Total Return	35.78%	17.04%	1.61%	18.44	%øø	20.73%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$1,887	$2,639	$2,207	$2,081		$1,544
Ratio of expenses to average net assets	1.52%	1.51%	1.59%	1.55%		1.83%
Ratio of net investment income (loss) to average net assets	(0.73)%	(0.38)%	0.11%	(0.42)%		0.23%
Portfolio turnover rate	86.05%	127.09%	269.07%	270.63%		251.04%

CLASS R
						4/30/03*
	Year Ended October 31,					to
	2007	2006	2005	2004		10/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$8.53	$7.35	$7.29	$6.21		$5.35
Income (Loss) from Investment Operations:
Net investment loss	(0.14)	(0.10)	(0.05)	(0.10)		(0.03)
Net realized and unrealized gain on investments
and foreign currency transactions***	3.11	1.28	0.11	1.18		0.89
Total from Investment Operations	2.97	1.18	0.06	1.08		0.86
Net Asset Value, End of Period	$11.50	$8.53	$7.35	$7.29		$6.21
Total Return	34.82%	16.05%	0.82%	17.39	%øø	16.07%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$29	$23	$2	$2		$2
Ratio of expenses to average net assets	2.35%	2.35%	2.35%	2.55%		2.72%†
Ratio of net investment loss to average net assets	(1.56)%	(1.22)%	(0.65)%	(1.42)%		(0.76)%†
Portfolio turnover rate	86.05%	127.09%	269.07%	270.63%		251.04%††
Without expense reimbursementø:
Ratio of expenses to average net assets	2.56%	2.51%	2.56%
Ratio of net investment loss to average net assets	(1.77)%	(1.38)%	(0.86)%

See footnotes on page 65.

Financial Highlights

Global Smaller Companies Fund

CLASS A
	Year Ended October 31,
	2007	2006	2005	2004		2003
Per Share Data:
Net Asset Value, Beginning of Year	$18.78	$16.63	$13.67	$11.78		$8.97
Income (Loss) from Investment Operations:
Net investment loss	(0.04)	(0.08)	(0.09)	(0.09)		(0.08)
Net realized and unrealized gain on investments
and foreign currency transactions***	3.11	2.66	3.05	1.98		2.89
Total from Investment Operations	3.07	2.58	2.96	1.89		2.81
Less Distributions:
Distributions from net realized capital gain	(2.31)	(0.43)	—	—		—
Net Asset Value, End of Year	$19.54	$18.78	$16.63	$13.67		$11.78
Total Return	18.59%	20.30%	21.65%	16.04	%øø	31.33%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$125,539	$119,268	$111,473	$87,189		$79,222
Ratio of expenses to average net assets	1.79%	1.82%	1.98%	2.13%		2.24%
Ratio of net investment loss to average net assets	(0.19)%	(0.43)%	(0.57)%	(0.69)%		(0.79)%
Portfolio turnover rate	72.24%	67.93%	76.40%	94.65%		262.14%

CLASS B
	Year Ended October 31,
	2007	2006	2005	2004		2003
Per Share Data:
Net Asset Value, Beginning of Year	$16.61	$14.93	$12.38	$10.75		$8.25
Income (Loss) from Investment Operations:
Net investment loss	(0.15)	(0.19)	(0.18)	(0.17)		(0.14)
Net realized and unrealized gain on investments
and foreign currency transactions***	2.70	2.30	2.73	1.80		2.64
Total from Investment Operations	2.55	2.11	2.55	1.63		2.50
Less Distributions:
Distributions from net realized capital gain	(2.31)	(0.43)	—	—		—
Net Asset Value, End of Year	$16.85	$16.61	$14.93	$12.38		$10.75
Total Return	17.77%	19.40%	20.60%	15.16	%øø	30.30%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$7,222	$10,074	$16,721	$30,356		$45,136
Ratio of expenses to average net assets	2.54%	2.57%	2.73%	2.88%		2.99%
Ratio of net investment loss to average net assets	(0.94)%	(1.18)%	(1.32)%	(1.44)%		(1.54)%
Portfolio turnover rate	72.24%	67.93%	76.40%	94.65%		262.14%

See footnotes on page 65.

Financial Highlights

Global Smaller Companies Fund (continued)

CLASS C
	Year Ended October 31,
	2007	2006	2005	2004		2003
Per Share Data:
Net Asset Value, Beginning of Year	$16.67	$14.98	$12.40	$10.77		$8.25
Income (Loss) from Investment Operations:
Net investment loss	(0.15)	(0.19)	(0.19)	(0.17)		(0.14)
Net realized and unrealized gain on investments
and foreign currency transactions***	2.70	2.31	2.77	1.80		2.66
Total from Investment Operations	2.55	2.12	2.58	1.63		2.52
Less Distributions:
Distributions from net realized capital gain	(2.31)	(0.43)	—	—		—
Net Asset Value, End of Year	$16.91	$16.67	$14.98	$12.40		$10.77
Total Return	17.70%	19.41%	20.81%	15.14	%øø	30.55%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$8,402	$7,361	$6,084	$3,035		$1,928
Ratio of expenses to average net assets	2.54%	2.57%	2.73%	2.88%		2.99%
Ratio of net investment loss to average net assets	(0.94)%	(1.18)%	(1.32)%	(1.44)%		(1.54)%
Portfolio turnover rate	72.24%	67.93%	76.40%	94.65%		262.14%

CLASS D
	Year Ended October 31,
	2007	2006	2005	2004		2003
Per Share Data:
Net Asset Value, Beginning of Year	$16.65	$14.97	$12.40	$10.77		$8.25
Income (Loss) from Investment Operations:
Net investment loss	(0.15)	(0.19)	(0.19)	(0.17)		(0.14)
Net realized and unrealized gain on investments
and foreign currency transactions***	2.70	2.30	2.76	1.80		2.66
Total from Investment Operations	2.55	2.11	2.57	1.63		2.52
Less Distributions:
Distributions from net realized capital gain	(2.31)	(0.43)	—	—		—
Net Asset Value, End of Year	$16.89	$16.65	$14.97	$12.40		$10.77
Total Return	17.72%	19.35%	20.73%	15.14	%øø	30.55%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$45,973	$48,208	$47,633	$45,140		$46,403
Ratio of expenses to average net assets	2.54%	2.57%	2.73%	2.88%		2.99%
Ratio of net investment loss to average net assets	(0.94)%	(1.18)%	(1.32)%	(1.44)%		(1.54)%
Portfolio turnover rate	72.24%	67.93%	76.40%	94.65%		262.14%

See footnotes on page 65.

Financial Highlights

Global Smaller Companies Fund (continued)

CLASS I
	Year Ended October 31,
	2007	2006	2005	2004		2003
Per Share Data:
Net Asset Value, Beginning of Year	$19.36	$17.02	$13.91	$11.91		$9.00
Income (Loss) from Investment Operations:
Net investment income (loss)	0.08	0.03	0.01	—	**	(0.01)
Net realized and unrealized gain on investments
and foreign currency transactions***	3.21	2.74	3.10	2.00		2.92
Total from Investment Operations	3.29	2.77	3.11	2.00		2.91
Less Distributions:
Distributions from net realized capital gain	(2.31)	(0.43)	—	—		—
Net Asset Value, End of Year	$20.34	$19.36	$17.02	$13.91		$11.91
Total Return	19.24%	20.99%	22.36%	16.79	%øø	32.33%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$57,048	$11,607	$9,643	$7,979		$5,789
Ratio of expenses to average net assets	1.21%	1.26%	1.36%	1.45%		1.64%
Ratio of net investment income (loss) to average net assets	0.38%	0.13%	0.05%	(0.02)%		(0.12)%
Portfolio turnover rate	72.24%	67.93%	76.40%	94.65%		262.14%

CLASS R
						4/30/03*
	Year Ended October 31,					to
	2007	2006	2005	2004		10/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$18.65	$16.56	$13.64	$11.78		$8.94
Income (Loss) from Investment Operations:
Net investment loss	(0.08)	(0.12)	(0.13)	(0.12)		(0.03)
Net realized and unrealized gain on investments
and foreign currency transactions***	3.08	2.64	3.05	1.98		2.87
Total from Investment Operations	3.00	2.52	2.92	1.86		2.84
Less Distributions:
Distributions from net realized capital gain	(2.31)	(0.43)	—	—		—
Net Asset Value, End of Period	$19.34	$18.65	$16.56	$13.64		$11.78
Total Return	18.30%	20.00%	21.41%	15.79	%øø	31.77%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$620	$134	$107	$2		$2
Ratio of expenses to average net assets	2.04%	2.07%	2.23%	2.38%		2.45%†
Ratio of net investment loss to average net assets	(0.44)%	(0.68)%	(0.82)%	(0.94)%		(0.52)%†
Portfolio turnover rate	72.24%	67.93%	76.40%	94.65%		262.14%††

See footnotes on page 65.

Financial Highlights

Global Technology Fund

CLASS A
	Year Ended October 31,
	2007	2006	2005	2004		2003
Per Share Data:
Net Asset Value, Beginning of Year	$15.42	$12.81	$11.51	$11.81		$8.38
Income (Loss) from Investment Operations:
Net investment loss	(0.21)	(0.19)	(0.10)	(0.18)		(0.14)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions***	4.61	2.80	1.40	(0.12)		3.57
Total from Investment Operations	4.40	2.61	1.30	(0.30)		3.43
Net Asset Value, End of Year	$19.82	$15.42	$12.81	$11.51		$11.81
Total Return	28.53%	20.37%	11.29%	(2.54	)%øø	40.93%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$305,156	$247,066	$236,998	$270,154		$324,387
Ratio of expenses to average net assets	1.75%	1.77%	1.83%	1.83%		1.89%
Ratio of net investment loss to average net assets	(1.21)%	(1.30)%	(0.81)%	(1.57)%		(1.44)%
Portfolio turnover rate	208.35%	195.49%	150.83%	133.51%		190.14%

CLASS B
	Year Ended October 31,
	2007	2006	2005	2004		2003
Per Share Data:
Net Asset Value, Beginning of Year	$13.62	$11.40	$10.33	$10.67		$7.64
Income (Loss) from Investment Operations:
Net investment loss	(0.30)	(0.26)	(0.17)	(0.25)		(0.19)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions***	4.06	2.48	1.24	(0.09)		3.22
Total from Investment Operations	3.76	2.22	1.07	(0.34)		3.03
Net Asset Value, End of Year	$17.38	$13.62	$11.40	$10.33		$10.67
Total Return	27.61%	19.47%	10.36%	(3.19	)%øø	39.66%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$28,767	$32,534	$40,428	$57,700		$81,002
Ratio of expenses to average net assets	2.50%	2.52%	2.58%	2.58%		2.65%
Ratio of net investment loss to average net assets	(1.96)%	(2.05)%	(1.56)%	(2.32)%		(2.20)%
Portfolio turnover rate	208.35%	195.49%	150.83%	133.51%		190.14%

See footnotes on page 65.

Financial Highlights

Global Technology Fund (continued)

CLASS C
	Year Ended October 31,
	2007	2006	2005	2004		2003
Per Share Data:
Net Asset Value, Beginning of Year	$13.63	$11.40	$10.33	$10.67		$7.64
Income (Loss) from Investment Operations:
Net investment loss	(0.30)	(0.26)	(0.17)	(0.25)		(0.19)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions***	4.06	2.49	1.24	(0.09)		3.22
Total from Investment Operations	3.76	2.23	1.07	(0.34)		3.03
Net Asset Value, End of Year	$17.39	$13.63	$11.40	$10.33		$10.67
Total Return	27.59%	19.56%	10.36%	(3.19	)%øø	39.66%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$27,633	$20,161	$18,001	$22,401		$30,199
Ratio of expenses to average net assets	2.50%	2.52%	2.58%	2.58%		2.65%
Ratio of net investment loss to average net assets	(1.96)%	(2.05)%	(1.56)%	(2.32)%		(2.20)%
Portfolio turnover rate	208.35%	195.49%	150.83%	133.51%		190.14%

CLASS D
	Year Ended October 31,
	2007	2006	2005	2004		2003
Per Share Data:
Net Asset Value, Beginning of Year	$13.60	$11.38	$10.31	$10.65		$7.62
Income (Loss) from Investment
Operations:
Net investment loss	(0.30)	(0.26)	(0.17)	(0.25)		(0.19)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions***	4.05	2.48	1.24	(0.09)		3.22
Total from Investment Operations	3.75	2.22	1.07	(0.34)		3.03
Net Asset Value, End of Year	$17.35	$13.60	$11.38	$10.31		$10.65
Total Return	27.57%	19.51%	10.38%	(3.19	)%øø	39.76%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$77,381	$65,436	$67,135	$83,800		$106,981
Ratio of expenses to average net assets	2.50%	2.52%	2.58%	2.58%		2.65%
Ratio of net investment loss to average net assets	(1.96)%	(2.05)%	(1.56)%	(2.32)%		(2.20)%
Portfolio turnover rate	208.35%	195.49%	150.83%	133.51%		190.14%

See footnotes on page 65.

Financial Highlights

Global Technology Fund (continued)

CLASS R
						4/30/03*
	Year Ended October 31,					to
	2007	2006	2005	2004		10/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$15.30	$12.74	$11.49	$11.80		$9.03
Income (Loss) from Investment Operations:
Net investment loss	(0.25)	(0.22)	(0.13)	(0.21)		(0.09)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions***	4.57	2.78	1.38	(0.10)		2.86
Total from Investment Operations	4.32	2.56	1.25	(0.31)		2.77
Net Asset Value, End of Period	$19.62	$15.30	$12.74	$11.49		$11.80
Total Return	28.23%	20.09%	10.88%	(2.63	)%øø	30.68%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,282	$492	$287	$197		$2
Ratio of expenses to average net assets	2.00%	2.02%	2.08%	2.08%		2.14%†
Ratio of net investment loss to average net assets	(1.46)%	(1.55)%	(1.06)%	(1.82)%		(1.66)%†
Portfolio turnover rate	208.35%	195.49%	150.83%	133.51%		190.14%††

International Growth Fund
CLASS A
	Year Ended October 31,
	2007	2006	2005	2004		2003
Per Share Data:
Net Asset Value, Beginning of Year	$15.58	$12.56	$12.01	$9.90		$8.25
Income (Loss) from Investment Operations:
Net investment loss	(0.11)	(0.09)	(0.02)	(0.15)		(0.07)
Net realized and unrealized gain on investments
and foreign currency transactions***	6.35	3.11	0.57	2.26		1.72
Total from Investment Operations	6.24	3.02	0.55	2.11		1.65
Net Asset Value, End of Year	$21.82	$15.58	$12.56	$12.01		$9.90
Total Return	40.05%	24.04%	4.58%	21.31%		20.00%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$59,856	$47,192	$36,963	$30,553		$22,896
Ratio of expenses to average net assets	2.00%	2.08%	2.08%	2.80%		3.17%
Ratio of net investment loss to average net assets	(0.62)%	(0.61)%	(0.13)%	(1.39)%		(0.80)%
Portfolio turnover rate	235.33%	165.09%	189.17%	241.12%		303.81%
Without expense reimbursementø:
Ratio of expenses to average net assets		2.09%	2.32%
Ratio of net investment loss to average net assets		(0.62)%	(0.37)%

See footnotes on page 65.

Financial Highlights

International Growth Fund (continued)

CLASS B
	Year Ended October 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Year	$13.98	$11.35	$10.93	$9.08	$7.63
Income (Loss) from Investment Operations:
Net investment loss	(0.22)	(0.18)	(0.10)	(0.22)	(0.12)
Net realized and unrealized gain on investments
and foreign currency transactions***	5.67	2.81	0.52	2.07	1.57
Total from Investment Operations	5.45	2.63	0.42	1.85	1.45
Net Asset Value, End of Year	$19.43	$13.98	$11.35	$10.93	$9.08
Total Return	38.98%	23.17%	3.84%	20.37%	19.00%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$9,126	$7,852	$7,488	$6,537	$4,828
Ratio of expenses to average net assets	2.75%	2.83%	2.83%	3.55%	3.93%
Ratio of net investment loss to average net assets	(1.37)%	(1.36)%	(0.88)%	(2.14)%	(1.56)%
Portfolio turnover rate	235.33%	165.09%	189.17%	241.12%	303.81%
Without expense reimbursementø:
Ratio of expenses to average net assets		2.84%	3.07%
Ratio of net investment loss to average net assets		(1.37)%	(1.12)%

CLASS C
	Year Ended October 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Year	$14.00	$11.37	$10.95	$9.09	$7.64
Income (Loss) from Investment Operations:
Net investment loss	(0.22)	(0.18)	(0.10)	(0.22)	(0.12)
Net realized and unrealized gain on investments
and foreign currency transactions***	5.68	2.81	0.52	2.08	1.57
Total from Investment Operations	5.46	2.63	0.42	1.86	1.45
Net Asset Value, End of Year	$19.46	$14.00	$11.37	$10.95	$9.09
Total Return	39.00%	23.13%	3.84%	20.46%	18.98%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$9,533	$6,916	$5,233	$2,574	$1,569
Ratio of expenses to average net assets	2.75%	2.83%	2.83%	3.55%	3.93%
Ratio of net investment loss to average net assets	(1.37)%	(1.36)%	(0.88)%	(2.14)%	(1.56)%
Portfolio turnover rate	235.33%	165.09%	189.17%	241.12%	303.81%
Without expense reimbursementø:
Ratio of expenses to average net assets		2.84%	3.07%
Ratio of net investment loss to average net assets		(1.37)%	(1.12)%

See footnotes on page 65.

Financial Highlights

International Growth Fund (continued)

CLASS D
	Year Ended October 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Year	$14.01	$11.38	$10.96	$9.10	$7.64
Income (Loss) from Investment Operations:
Net investment loss	(0.22)	(0.18)	(0.10)	(0.22)	(0.12)
Net realized and unrealized gain on investments
and foreign currency transactions***	5.67	2.81	0.52	2.08	1.58
Total from Investment Operations	5.45	2.63	0.42	1.86	1.46
Net Asset Value, End of Year	$19.46	$14.01	$11.38	$10.96	$9.10
Total Return	38.90%	23.11%	3.83%	20.44%	19.11%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$22,835	$19,676	$16,951	$11,138	$8,619
Ratio of expenses to average net assets	2.75%	2.83%	2.83%	3.55%	3.93%
Ratio of net investment loss to average net assets	(1.39)%	(1.36)%	(0.88)%	(2.14)%	(1.56)%
Portfolio turnover rate	235.33%	165.09%	189.17%	241.12%	303.81%
Without expense reimbursementø:
Ratio of expenses to average net assets		2.84%	3.07%
Ratio of net investment loss to average net assets		(1.37)%	(1.12)%

CLASS I
	Year Ended October 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Year	$16.35	$13.09	$12.44	$10.13	$8.32
Income (Loss) from Investment Operations:
Net investment income (loss)	—	0.01	0.06	(0.02)	0.05
Net realized and unrealized gain on investments
and foreign currency transactions***	6.69	3.25	0.59	2.33	1.76
Total from Investment Operations	6.69	3.26	0.65	2.31	1.81
Net Asset Value, End of Year	$23.04	$16.35	$13.09	$12.44	$10.13
Total Return	40.92%	24.90%	5.23%	22.80%	21.75%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$16,332	$11,740	$9,292	$7,911	$5,254
Ratio of expenses to average net assets	1.36%	1.38%	1.46%	1.59%	1.74%
Ratio of net investment income (loss) to average net assets	0.02%	0.09%	0.49%	(0.18)%	0.58%
Portfolio turnover rate	235.33%	165.09%	189.17%	241.12%	303.81%

See footnotes on page 65.

Financial Highlights

International Growth Fund (continued)

CLASS R
					4/30/03*
	Year Ended October 31,				to
	2007	2006	2005	2004	10/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$15.50	$12.53	$12.00	$9.90	$8.20
Income (Loss) from Investment Operations:
Net investment loss	(0.16)	(0.12)	(0.05)	(0.18)	(0.07)
Net realized and unrealized gain on investments
and foreign currency transactions***	6.31	3.09	0.58	2.28	1.77
Total from Investment Operations	6.15	2.97	0.53	2.10	1.70
Net Asset Value, End of Period	$21.65	$15.50	$12.53	$12.00	$9.90
Total Return	39.68%	23.70%	4.42%	21.21%	20.73%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$531	$149	$110	$2	$2
Ratio of expenses to average net assets	2.25%	2.33%	2.33%	3.05%	3.42%†
Ratio of net investment loss to average net assets	(0.87)%	(0.86)%	(0.38)%	(1.64)%	(1.46)%†
Portfolio turnover rate	235.33%	165.09%	189.17%	241.12%	303.81%††
Without expense reimbursementø:
Ratio of expenses to average net assets		2.34%	2.57%
Ratio of net investment loss to average net assets		(0.87)%	(0.62)%

*	Commencement of offering of shares.
**	Less than $0.01.
***	Certain per share amounts for periods prior to November 1, 2006 were reclassified to conform to the current year’s presentation.
†	Annualized.
††	Computed at the Fund level for the year ended October 31, 2003.
ø	The Manager has contractually undertaken to waive its management fee and/or to reimburse expenses to the extent a Fund’s “other expenses” (other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of average daily net assets of Seligman Emerging Markets Fund, Seligman Global Growth Fund, and Seligman International Growth Fund. These undertakings will remain in effect at least until February 29, 2008. Other fee waiver/expense reimbursement arrangements were in effect prior to these current arrangements (Note 3).
øø	Excluding the effect of certain payments received from the Manager in 2004 (Note 9), total returns would have been as follows: for Global Growth Fund Class A, B, C, D, I, and R 17.56%, 16.63%, 16.60%, 16.43%, 18.28%, and 17.24%, respectively; for Global Smaller Companies Fund Class A, B, C, D, I, and R 15.84%, 14.95%, 14.93%, 14.92%, 16.58%, and 15.58%, respectively; and for Global Technology Fund Class A, B, C, D, and R, (2.87)%, (3.52)%, (3.52)%, (3.52)%, and (2.96)%, respectively.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Global Fund Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Global Fund Series, Inc. (the “Funds”) comprising the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund, the Global Technology Fund, and the International Growth Fund as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Seligman Global Fund Series, Inc. as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 26, 2007

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Global Fund Series is set forth below:

Independent Directors

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Series	and Other Information
Maureen Fonseca (52)[3]	Head of School, The Masters School (educational training); Director or Trustee of each of the investment companies of the
• Director: August 2007 to	Seligman Group of Funds† (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II,
Date	Inc.); Trustee, New York State Association of Independent Schools and Greens Farms Academy (educational training); and
• Oversees 59 Portfolios in	Commissioner, Middle States Association (educational training).
Fund Complex
John R. Galvin (78)[1,3]	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies
• Director: 1995 to Date	of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co.
• Oversees 61 Portfolios in	(defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses.
Fund Complex	From February 1995 until June 1997, Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Supreme Allied
Commander, NATO, and Commander-in-Chief, United States European Command.
John F. Maher (64)[1,3]	Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company)
• Director: December 2006	and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment compa-
to Date	nies of the Seligman Group of Funds† (with the exception of Seligman New Technologies Fund, Inc. and Seligman New
• Oversees 59 Portfolios in	Technologies Fund II, Inc.). From 1989 to 1999, Director, Baker Hughes (energy products and services).
Fund Complex
Frank A. McPherson (74)[2,3]	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company);
• Director: 1995 to Date	Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP
• Oversees 61 Portfolios in	(natural gas processing and transporting), Integris Health (owner of various hospitals), Oklahoma Medical Research Foundation,
Fund Complex	Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum
of Art. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer prod-
ucts), Oklahoma Chapter of the Nature Conservancy, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation,
Oklahoma City Chamber of Commerce and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal
Reserve System’s Kansas City Reserve Bank.
Betsy S. Michel (65)[2,3]	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R.
• Director: 1992 to Date	Dodge Foundation (charitable foundation), and Drew University (Madison, NJ). Formerly, Chairman of the Board of Trustees of St.
• Oversees 61 Portfolios in	George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey
Fund Complex	Grantmakers.
Leroy C. Richie (66)[1,3]	Counsel, Lewis & Munday, P.C. (law firm); Director or Trustee of each of the investment companies of the Seligman Group of
• Director: 2000 to Date	Funds†; Director, Vibration Control Technologies, LLC (auto vibration technology) and OGE Energy Corp.; Lead Outside Director,
• Oversees 61 Portfolios in	Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and Chairman, Highland Park
Fund Complex	Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive
Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemi-
cal company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit
Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.
Robert L. Shafer (75)[2,3]	Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of
• Director: 1992 to Date	each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation
• Oversees 61 Portfolios in	(life insurance) and from December 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).
Fund Complex
James N. Whitson (72)[1,3]	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director
• Director: 1993 to Date	or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of
• Oversees 61 Portfolios in	coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).
Fund Complex

See footnotes on page 68.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Global Fund Series is set forth below:

Interested Directors and Principal Officers

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Series	and Other Information
William C. Morris* (69)	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the invest-
• Director and Chairman of	ment companies of the Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and
the Board: 1992 to Date	Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President
• Oversees 61 Portfolios in	and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy
Fund Complex	and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.
Brian T. Zino* (55)	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and Director or Trustee of each of
• Director: 1993 to Date	the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.;
• President: 1995 to Date	Chairman, Seligman Data Corp.; and Member of the Board of Governors of the Investment Company Institute. Formerly, Director,
• Chief Executive Officer:	ICI Mutual Insurance Company.
2002 to Date
• Oversees 61 Portfolios in
Fund Complex
Eleanor T.M. Hoagland (56)	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer of each of the investment
• Vice President and Chief	companies of the Seligman Group of Funds†.
Compliance Officer: 2004
to Date
Richard M. Parower (41)	Managing Director, J. & W, Seligman & Co. Incorporated; Vice President, Seligman Portfolios, Inc. and Portfolio Manager of its
• Vice President and	Global Technology Portfolio, and Vice President and Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman
Portfolio Manager:	New Technologies Fund II, Inc. Formerly, Senior Analyst with Citibank Global Asset Management covering Global IT Services from
2002 to Date	June 1998 to April 2000; Senior Analyst with Montgomery Asset Management from September 1995 to June 1998.
Thomas G. Rose (49)	Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance,
• Vice President: 2000 to	Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of
Date	Funds†, Seligman Services, Inc. and Seligman International, Inc.
Lawrence P. Vogel (51)	Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of
• Vice President: 1992 to	each of the investment companies of the Seligman Group of Funds† and Treasurer, Seligman Data Corp.
Date
• Treasurer: 2000 to Date
Frank J. Nasta (43)	Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of
• Secretary: 1994 to Date	the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary, Seligman Advisors, Inc. and
Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017. Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.
†	The Seligman Group of Funds consists of 24 registered investment companies.
*

Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Additional Fund Information

US Tax Information

The following information is provided as required by US tax regulations. Shareholders receiving a distribution from a Fund in 2007 will be sent Form 1099-DIV by January 31, 2008 to report the distributions on their income tax returns.

For the fiscal year ended October 31, 2007, Seligman Emerging Markets Fund and Seligman Global Smaller Companies Fund designates the maximum amount allowable of their distributions taxable as ordinary income as qualified dividend income. The maximum amount allowable for Seligman Emerging Markets Fund was 37.04% for Class A, 41.14% for Class B, 29.95% for Class C, 28.01% for Class D, 36.40% for Class I, and 24.38% for Class R. The maximum amount allowable for Seligman Global Smaller Companies Fund was 25.01% for Class A, 31.06% for Class B, 21.51% for Class C, 22.90% for Class D, 24.98% for Class I, and 22.76% for Class R. With regard to the November 2006 distributions, both Seligman Emerging Markets Fund and Seligman Global Smaller Companies Fund elected to give the benefit of foreign tax credits to their shareholders. For the fiscal year ended October 31, 2007, Seligman Emerging Markets Fund and Seligman Global Smaller Companies Fund paid foreign taxes of $329,576 and $132,222, respectively, and recognized foreign source income of $2,214,633 and $2,896,461, respectively.

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by each Fund will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Series’ Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Series to determine how to vote proxies relating to portfolio securities as well as information regarding how the Series voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ended June 30 will be available by no later than August 31 of that year. This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of each Fund of Seligman Global Fund Series, Inc., which contains information about the sales charges, expenses and additional risk factors. Please read the prospectus carefully before investing or sending money.

1	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Series’ prospectuses or statement of additional information.

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This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of each Fund of Seligman Global Fund Series, Inc. which contains information about the investment objectives, risks, charges, and expenses of the Funds, each of which should be considered carefully before investing or sending money.
EQSGFS2 10/07

ITEM 2.	CODE OF ETHICS.
As of October 31, 2007, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
	(a) – (d)	Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2007	2006
Audit Fees	$334,020	$318,110
Audit-Related Fees	–	–
Tax Fees	99,865	33,063
All Other Fees	–	–

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2007	2006
Audit-Related Fees	$141,440	$129,300
Tax Fees	9,000	12,990
All Other Fees	–	–

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent and (ii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and for the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $250,305 and $175,353, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS. Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(a)(3)	Not applicable.

	(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN GLOBAL FUND SERIES, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: January 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: January 7, 2008

By:	/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date: January 7, 2008

SELIGMAN GLOBAL FUND SERIES, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by
Rule 30a-2(b) of the Investment Company Act of 1940.